UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2023

Date of reporting period:	August 1, 2022 – January 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam Premier Income Trust

**Semiannual report**
**1 | 31 | 23**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**PPT**

Putnam
Premier Income
Trust

Semiannual report
1 | 31 | 23

Message from the Trustees

March 16, 2023

Dear Fellow Shareholder:

Stock and bond markets rose in early 2023 as inflation continued to ease and the U.S. Federal Reserve moderated its interest-rate increases. Investors showed optimism that the Fed might slow the economy and reduce inflation without causing a recession. Still, caution may be warranted. While the Fed has reduced the size of its interest-rate increases, it also signaled that more rate hikes are likely if concerns persist about a resurgence in inflation.

Putnam’s investment teams believe a recession is possible this year or next. However, they also are finding what they believe to be attractive investment opportunities in a range of asset classes, including stocks and taxable and tax-exempt bonds. As active researchers, our teams analyze interest-rate and credit risks as they seek out investments for your fund. They also consider how stocks and bonds are likely to perform in uncertain economic conditions.

Thank you for investing with Putnam.

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 30 years since then, the fixed income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

*Mike Atkin will retire as a Portfolio Manager of the fund effective March 31, 2023.

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the tables include the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value (NAV) will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/23. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Please describe investing conditions during the reporting period.

Macro-driven headwinds, including high inflation, geopolitical impacts on energy supplies, and central bank monetary tightening challenged bond markets over the period. At the start of the period, the U.S. Federal Reserve and other world banks aggressively raised interest rates to combat stubborn inflation. Higher borrowing rates curtailed business spending, and U.S. home prices, which had soared during the pandemic, began to moderate. Recessionary concerns fueled investor uncertainty.

In November 2022, the pace of inflation, as measured by the Consumer Price Index [CPI], showed signs of easing. After making four consecutive interest-rate hikes of 0.75%, the Fed pared back its rate hike to 0.50% in December 2022. Investor optimism rose as the Fed indicated it would likely scale back its interest-rate hikes in calendar 2023. Still, inflation remained high. Shortly after the close of the period, the Fed raised rates by 0.25%. As of February 1, 2023, the federal funds rate reached 4.50%–4.75%, its highest level since October 2007.

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Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency. Data in the chart reflect a new calculation methodology put into effect on 6/30/22.

Credit spreads widened in the first half of the period and began to tighten as risk sentiment improved. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury rose from 2.67% at the start of the period to 3.52% at period-end.

How did the fund perform for the six-month reporting period?

Putnam Premier Income Trust returned 0.20%, underperforming its primary benchmark, the ICE BofA U.S. Treasury Bill Index, which returned 1.54%, and the median return of its Lipper peer group, which was 2.00%. The fund outperformed its secondary benchmark, the Bloomberg Government Bond Index, which returned –2.75%.

What strategies helped performance during the reporting period?

Prepayment strategies were most additive to fund performance. The fund’s long mortgage basis positioning [a strategy that capitalizes on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages] benefited returns when the spread between mortgage rates and Treasuries tightened in November 2022. Higher mortgage rates and weaker home sales reduced borrowers’ ability to prepay their loans, which also provided a tailwind for our agency interest-only holdings.

Corporate credit strategies were another top contributor, led by our high-yield bond holdings. Optimism over global growth and an improved inflation outlook were supportive of the high-yield corporate credit sector. Over the period, high-yield corporate spreads, as measured by the JPMorgan Developed High Yield Index, tightened by 70 basis points [bps] to close the period at 469 bps.

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Emerging market [EM] risk strategies also were a highlight. Higher interest rates, China’s willingness to relax some Covid-19 measures, and a weakening U.S. dollar tightened spreads across the EM sector during the period.

Mortgage credit strategies modestly contributed to fund performance. The fund’s exposure to commercial mortgage credit, via a mix of commercial mortgage-backed securities [CMBS] and CMBX cash bonds, helped fund performance. [CMBX is a group of tradable indexes that each reference a basket of 25 CMBS issued in a particular year.] During the period, technicals [supply/demand dynamics] continued to strengthen. Sector fundamentals also improved as forbearance deals were worked out on commercial properties. Our positions in agency credit risk transfer [CRT] securities also aided results. CRTs performed well as they were tendered by issuers and upgraded by rating agencies.

Which holdings and strategies detracted from the fund’s performance during the reporting period?

Term structure risk strategies were the only detractor for the period. In the first half of the period, interest rates rose meaningfully on the heels of more hawkish Fed policy. In August and September 2022, the portfolio was positioned with a positive duration, which had a negative impact on fund performance.

How did you use derivatives during the reporting period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We used bond futures and interest-rate swaps to take tactical positions along the yield curve, and to hedge the risk associated with the fund’s yield curve positioning. We also employed interest-rate swaps to gain exposure to interest rates in various countries. We utilized options

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 1/31/23. Short-term investments, to-be-announced commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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to hedge duration and convexity, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations, and to help manage overall downside risk. We used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure and inflation risk. Lastly, we used currency forward contracts to hedge the portfolio’s exposure to foreign currencies and to gain exposure to various currencies.

What are your current views on the various sectors in which the fund invests?

We have a cautious outlook for U.S. corporate credit with an expectation for elevated volatility. High inflation, geopolitical impacts on energy supplies, and central bank tightening will remain considerable headwinds to fundamentals and market technicals, in our view. However, we believe that we may be nearing a point in the coming months where the interest-rate hiking cycle will start to wind down.

We believe corporate fundamentals remain solid overall, but likely will weaken in the face of slower growth and margin pressure. Technicals have also turned more challenging after a highly supportive period during the pandemic. That said, valuations have improved.

Risks to our moderately constructive outlook for U.S. corporate credit include policy missteps from global central banks; a more severe economic slowdown or recession than expected; ongoing supply chain disruptions; commodity price volatility; heightened geopolitical tension; and the impact of Covid outbreaks.

Our outlook for commercial real estate is mixed. We expect fundamentals to improve as more people return to travel, offices, and retail stores. This view is tempered by the Fed’s hawkish interest-rate policy, which we believe could cause a recession. Property types that can pass along inflation costs, such as hotels and apartments, will perform well in this environment, in our view. We believe properties with longer leases, rising capital costs, or requiring large capital improvements will be more challenged. We continue to favor seasoned mezzanine tranches on high-quality deals. We believe

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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these investments offer attractive relative value and are more insulated from losses or a recession.

We expect home prices to decline modestly this year and to grow more slowly thereafter. After sharply rising during the pandemic, home price appreciation is slowing due to affordability constraints for many buyers and a gradual increase in supply. Within residential mortgage credit, we believe wider spreads have created better value across all credit tiers. We are finding attractive investment opportunities in higher-quality areas of the market, as well as seasoned collateral that can withstand declining home prices, in our view.

Within EM credit, we expect global economic conditions to be challenging, but some valuations and countries appear to be attractive. China’s reopening at the end of calendar 2022 has been a positive development for EM markets. We will continue to look for opportunities in countries that are less exposed to geopolitical turmoil or global and domestic policy risks.

We believe many prepayment-sensitive securities offer attractive risk-adjusted returns at current price levels and prepayment speeds. Many of these securities may offer meaningful upside potential if mortgage prepayment speeds slow below market expectations, which we believe is likely. We are maintaining a cautious mortgage basis positioning amid heightened interest-rate volatility. Given last year’s repricing of the fixed income sector, we are finding what we believe to be compelling investment opportunities across a variety of collateral types.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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What is the team’s outlook as of February 1, 2023?

In the near term, we expect uncertainty to remain high and market volatility to persist. The strength of the U.S. labor market will keep Fed policy hawkish, in our view. However, the labor market is highly sensitive to inflation data releases for risk demand and interest-rate changes. Therefore, the fund maintains a position at the lower end of the risk spectrum with lower spread duration across credit sectors.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. Disclosures provide only a summary of certain changes that have occurred in the past fiscal period, which may not reflect all of the changes that have occurred since an investor purchased the fund. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2023, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Annualized fund performance Total return for periods ended 1/31/23

	Life of fund
	(since 2/29/88)	10 years	5 years	3 years	1 year	6 months
Net asset value	5.83%	2.31%	0.20%	–2.83%	–1.95%	0.20%
Market price	5.96	3.06	1.37	–4.02	–0.22	2.36

Returns for periods of less than one year are not annualized.

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative annualized index returns For periods ended 1/31/23

	Life of fund
	(since 2/29/88)	10 years	5 years	3 years	1 year	6 months
ICE BofA U.S. Treasury
Bill Index	—*	0.81%	1.31%	0.77%	1.69%	1.54%
Bloomberg Government
Bond Index	5.06%	0.93	0.70	–2.55	–8.43	–2.75
Lipper General Bond
Funds (closed-end)	7.01	3.97	3.10	0.60	–4.22	2.00
category median†

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s primary benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/23, there were 65, 62, 46, 37, 22, and 4 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 1/31/23

Distributions
Number	6
Income	$0.156
Capital gains	—
Total	$0.156
Share value	NAV	Market price
7/31/22	$4.12	$3.89
1/31/23	3.97	3.82
Current dividend rate*	7.86%	8.17%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund
	(since 2/29/88)	10 years	5 years	3 years	1 year	6 months
Net asset value	5.81%	2.44%	0.40%	–3.16%	–1.58%	1.16%
Market price	5.80	2.68	–0.18	–5.47	–7.88	–0.45

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

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Consider these risks before investing

Emerging market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments).

Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Government Bond Index is an unmanaged index of U.S. Treasury and government agency securities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

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CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding share repurchase program

In September 2022, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2022, up to 10% of the fund’s common shares outstanding as of September 30, 2022.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2023, Putnam employees had approximately $478,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you or your intermediary.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Premier Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Premier Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Premier Income Trust 19

The fund’s portfolio 1/31/23 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (125.4%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (7.6%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$75,366	$77,608
5.00%, with due dates from 5/20/49 to 3/20/50	275,097	279,297
4.50%, TBA, 2/1/53	12,000,000	11,915,360
4.50%, with due dates from 10/20/49 to 1/20/50	140,063	139,698
4.00%, TBA, 2/1/53	8,000,000	7,774,306
4.00%, with due dates from 8/20/49 to 1/20/50	99,311	97,159
3.50%, with due dates from 8/20/49 to 3/20/50	997,156	947,649
3.00%, TBA, 2/1/53	9,000,000	8,268,161
		29,499,238
U.S. Government Agency Mortgage Obligations (117.8%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	132,303	133,382
4.50%, 5/1/49	18,879	18,905
Uniform Mortgage-Backed Securities
6.00%, TBA, 3/1/53	19,000,000	19,483,907
6.00%, TBA, 2/1/53	19,000,000	19,521,016
5.50%, TBA, 3/1/53	29,000,000	29,438,413
5.50%, TBA, 2/1/53	69,000,000	70,099,722
5.00%, TBA, 3/1/53	68,000,000	68,231,091
5.00%, TBA, 2/1/53	174,000,000	174,693,285
4.50%, TBA, 2/1/53	63,000,000	62,227,267
3.50%, TBA, 2/1/53	8,000,000	7,508,125
2.50%, TBA, 2/1/53	5,000,000	4,376,170
2.00%, TBA, 2/1/53	4,000,000	3,366,627
		459,097,910
Total U.S. government and agency mortgage obligations (cost $483,492,694)		$488,597,148

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds 3.125%, 5/15/48 [i]	$116,000	$105,486
U.S. Treasury Notes 1.625%, 5/15/31 [i]	432,000	377,369
Total U.S. treasury obligations (cost $482,855)		$482,855

MORTGAGE-BACKED SECURITIES (39.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (14.4%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	$995,338	$186,924
REMICs Ser. 5091, Class IL, IO, 4.50%, 3/25/51	5,965,569	1,032,796
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	4,425,293	903,611
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	7,917,232	1,611,671
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	5,523,554	1,154,430
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	424,855	62,013
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	564,791	64,635
REMICs Ser. 5134, Class IC, IO, 4.00%, 8/25/51	8,934,244	1,609,397
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	1,283,122	229,592
REMICs Ser. 4425, IO, 4.00%, 1/15/45	1,389,232	211,802

20 Premier Income Trust

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	$1,836,564	$371,996
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,247,160	184,262
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	1,787,419	226,019
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	1,115,408	139,268
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	602,224	44,907
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	399,100	15,184
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	2,809,918	215,538
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	168,026	1,734
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.65%), 2.191%, 4/15/40	804,400	23,464
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 1.744%, 9/25/50	8,802,621	1,042,935
REMICs IFB Ser. 4742, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 1.741%, 12/15/47	1,499,303	171,070
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 1.741%, 11/15/47	257,954	30,953
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.641%, 8/15/56	5,110,029	635,739
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.641%, 4/15/47	1,056,841	133,945
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.594%, 7/25/50	8,335,681	1,050,715
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 1.544%, 1/25/50	5,470,831	561,846
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.395%, 7/25/43 W	1,490,063	14,901
Federal National Mortgage Association
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,021,208	354,780
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	1,873,202	344,825
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	86,877	14,289
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	3,055,840	492,388
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	265,352	40,861
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	8,228,790	1,492,327
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	329,755	63,272
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	483,426	30,862
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	3,021,918	529,019
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	949,976	124,352
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	697,450	88,925
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	508,455	59,438
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	442,002	15,784
REMICs Ser. 21-56, Class WI, IO, 2.50%, 9/25/51	16,048,481	2,037,524
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.40%), 1.894%, 4/25/40	691,055	80,438
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 1.744%, 3/25/48	3,372,767	340,987
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 1.694%, 6/25/48	5,884,074	684,965
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 1.644%, 5/25/47	7,190,593	690,153

Premier Income Trust 21

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 1.644%, 10/25/41	$112,189	$733
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.594%, 12/25/46	3,112,369	255,799
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.594%, 5/25/39	10,044,552	858,518
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 1.544%, 3/25/50	4,866,328	537,583
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 1.544%, 8/25/49	3,157,421	262,763
REMICs FRB Ser. 19-61, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 1.494%, 11/25/49	6,150,965	701,825
REMICs Ser. 13-107, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.95%), 1.444%, 2/25/43	2,373,739	276,148
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.90%), 1.394%, 10/25/41	1,460,188	134,733
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	902,563	5,415
Government National Mortgage Association
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	844,611	161,895
Ser. 16-42, IO, 5.00%, 2/20/46	2,046,032	385,771
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	3,484,304	733,028
Ser. 14-76, IO, 5.00%, 5/20/44	814,328	162,306
Ser. 12-146, IO, 5.00%, 12/20/42	582,766	113,639
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	828,012	170,757
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	600,107	121,318
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	2,667,249	546,786
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,364,159	279,816
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	2,765,504	547,525
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	491,782	96,622
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	1,470,571	272,279
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	1,122,909	210,983
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	999,073	195,097
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,101,916	183,178
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	1,765,338	323,904
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	963,853	168,338
Ser. 16-29, IO, 4.00%, 2/16/46	940,523	159,402
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	2,240,559	363,307
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	1,967,303	360,607
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	1,301,660	153,960
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	4,313,561	640,315
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	1,056,694	41,229
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	518,462	86,346
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	1,229,868	76,692
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	501,598	77,759
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	475,955	81,088
Ser. 18-H02, Class EI, IO, 3.876%, 1/20/68 W	8,731,888	447,509
Ser. 17-H02, Class BI, IO, 3.561%, 1/20/67 W	4,000,340	135,712
Ser. 21-156, IO, 3.50%, 7/20/51	9,681,884	1,624,440
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	5,698,696	1,035,560

22 Premier Income Trust

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	$71,015	$2,231
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	982,192	113,858
Ser. 13-28, IO, 3.50%, 2/20/43	343,454	42,636
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	529,581	57,777
Ser. 13-14, IO, 3.50%, 12/20/42	1,991,706	206,719
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	2,174,994	362,317
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	2,122,515	334,196
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	936,079	153,577
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	1,110,516	79,957
Ser. 21-59, Class IP, IO, 3.00%, 4/20/51	8,326,520	1,187,861
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	6,513,034	997,861
Ser. 18-H05, Class BI, IO, 2.945%, 2/20/68 W	6,121,816	325,221
Ser. 18-H05, Class AI, IO, 2.829%, 2/20/68 W	3,737,189	207,297
Ser. 18-H03, Class XI, IO, 2.786%, 2/20/68 W	6,212,782	284,545
Ser. 17-H06, Class BI, IO, 2.55%, 2/20/67 W	5,846,295	205,205
Ser. 17-H08, Class NI, IO, 2.14%, 3/20/67 W	7,622,169	266,014
Ser. 17-H19, Class MI, IO, 2.064%, 4/20/67 W	2,652,319	151,182
Ser. 16-H03, Class DI, IO, 2.041%, 12/20/65 W	5,639,241	259,505
Ser. 15-H25, Class EI, IO, 1.819%, 10/20/65 W	4,262,884	196,945
IFB Ser. 21-98, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 1.814%, 6/20/51	11,693,709	1,527,432
IFB Ser. 21-77, Class SM, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 1.814%, 5/20/51	7,292,370	931,018
IFB Ser. 21-59, Class SQ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 1.814%, 4/20/51	5,137,517	571,299
IFB Ser. 20-133, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 1.814%, 9/20/50	6,488,602	876,565
Ser. 17-H09, IO, 1.764%, 4/20/67 W	7,559,438	221,930
Ser. 15-H20, Class AI, IO, 1.757%, 8/20/65 W	5,305,665	226,021
FRB Ser. 21-116, Class ES, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 1.741%, 11/20/47	7,674,866	1,158,393
FRB Ser. 15-H08, Class CI, IO, 1.73%, 3/20/65 W	4,065,544	167,094
IFB Ser. 14-60, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.18%), 1.694%, 4/20/44	3,918,396	433,173
Ser. 15-H23, Class BI, IO, 1.683%, 9/20/65 W	5,747,494	221,279
IFB Ser. 20-97, Class QS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 1.664%, 7/20/50	3,947,358	556,430
IFB Ser. 19-5, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 1.664%, 1/20/49	3,628,013	361,052
Ser. 16-H16, Class EI, IO, 1.638%, 6/20/66 W	4,530,313	212,925
Ser. 16-H24, Class CI, IO, 1.619%, 10/20/66 W	4,207,237	179,228
IFB Ser. 20-63, Class SP, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.614%, 5/20/50	4,779,977	530,919
IFB Ser. 20-63, Class PS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.614%, 4/20/50	6,149,176	753,246
IFB Ser. 19-96, Class SY, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.614%, 8/20/49	4,838,413	502,953
IFB Ser. 19-83, Class SY, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.614%, 7/20/49	4,316,590	422,206

Premier Income Trust 23

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-89, Class PS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 1.614%, 7/20/49	$5,734,963	$531,253
Ser. 17-H11, Class DI, IO, 1.609%, 5/20/67 W	5,121,111	267,962
Ser. 16-H14, IO, 1.601%, 6/20/66 W	4,360,561	150,771
IFB Ser. 20-7, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 1.564%, 1/20/50	3,590,440	375,477
IFB Ser. 19-152, Class ES, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 1.564%, 12/20/49	3,007,744	293,960
IFB Ser. 19-110, Class SQ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 1.564%, 9/20/49	4,799,870	518,195
Ser. 13-H08, Class CI, IO, 1.529%, 2/20/63 W	4,100,219	127,927
IFB Ser. 20-63, Class AS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 1.514%, 8/20/43	5,377,073	551,419
Ser. 17-H12, Class QI, IO, 1.471%, 5/20/67 W	4,792,731	182,963
IFB Ser. 10-90, Class ES, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.95%), 1.464%, 7/20/40	4,332,195	409,501
Ser. 14-H21, Class BI, IO, 1.462%, 10/20/64 W	6,293,052	218,369
IFB Ser. 14-119, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.60%), 1.114%, 8/20/44	1,719,676	149,227
Ser. 17-H16, Class FI, IO, 0.797%, 8/20/67 W	4,308,579	172,710
Ser. 17-H16, Class JI, IO, 0.571%, 8/20/67 W	12,916,819	716,835
Ser. 18-H15, Class KI, IO, 0.419%, 8/20/68 W	5,138,702	244,860
Ser. 16-H22, Class AI, IO, 0.407%, 10/20/66 W	6,100,259	220,884
Ser. 16-H23, Class NI, IO, 0.36%, 10/20/66 W	16,181,945	656,987
Ser. 17-H16, Class IG, IO, 0.181%, 7/20/67 W	11,820,405	359,231
Ser. 15-H20, Class CI, IO, 0.114%, 8/20/65 W	6,040,536	322,565
Ser. 16-H18, Class QI, IO, 0.078%, 6/20/66 W	4,050,485	201,609
Ser. 16-H09, Class BI, IO, 0.067%, 4/20/66 W	7,087,778	345,175
Ser. 16-H17, Class KI, IO, 0.049%, 7/20/66 W	2,680,932	111,312
Ser. 15-H15, Class BI, IO, 0.037%, 6/20/65 W	3,349,286	126,603
Ser. 15-H10, Class BI, IO, 0.03%, 4/20/65 W	3,846,789	153,102
Ser. 16-H03, Class AI, IO, 0.028%, 1/20/66 W	4,660,810	162,244
Ser. 16-H02, Class HI, IO, 0.02%, 1/20/66 W	6,449,122	203,792
Ser. 15-H24, Class AI, IO, 0.014%, 9/20/65 W	4,828,962	141,619
Ser. 16-H06, Class DI, IO, 0.007%, 7/20/65 W	7,734,410	164,843
Ser. 16-H06, Class CI, IO, 0.001%, 2/20/66 W	7,074,285	129,544
Ser. 16-H10, Class AI, IO, zero %, 4/20/66 W	11,137,992	223,127
		56,129,354
Commercial mortgage-backed securities (12.6%)
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E, 3.25%, 8/15/52	802,000	561,681
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	20,215	19,507
Benchmark Mortgage Trust 144A
FRB Ser. 18-B3, Class D, 3.029%, 4/10/51 W	842,000	573,693
Ser. 19-B13, Class D, 2.50%, 8/15/57	689,000	449,710
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 4.866%, 2/10/44 W	1,247,000	856,336

24 Premier Income Trust

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	$1,279,000	$923,481
Ser. 19-CD8, Class D, 3.00%, 8/15/57	597,000	394,617
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	2,275,000	1,082,445
FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	1,068,000	875,760
Citigroup Commercial Mortgage Trust Ser. 13-GC11, Class C, 4.134%, 4/10/46 W	703,000	690,269
Citigroup Commercial Mortgage Trust 144A
Ser. 15-P1, Class D, 3.225%, 9/15/48	863,000	713,464
Ser. 15-GC27, Class E, 3.00%, 2/10/48	1,182,000	895,720
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 4.926%, 4/10/47 W	912,000	813,553
FRB Ser. 15-CR26, Class D, 3.467%, 10/10/48 W	658,000	539,870
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.845%, 5/10/47 W	919,000	628,265
FRB Ser. 14-UBS3, Class D, 4.766%, 6/10/47 W	481,000	433,913
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	1,755,510	782,014
FRB Ser. 14-CR19, Class D, 4.697%, 8/10/47 W	810,000	733,338
FRB Ser. 15-LC19, Class E, 4.215%, 2/10/48 W	781,000	640,685
FRB Ser. 18-COR3, Class D, 2.81%, 5/10/51 W	672,000	449,671
Credit Suisse Mortgage Trust 144A FRB Ser. 22-NWPT, Class A, 7.621%, 9/9/24	511,000	509,403
CSAIL Commercial Mortgage Trust FRB Ser. 20-C19, Class C, 3.614%, 3/15/53 W	520,000	406,836
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.758%, 4/15/50 W	1,390,000	943,964
Federal Home Loan Mortgage Corporation 144A Multifamily Structured Credit Risk FRB Ser. 21-MN3, Class M2, 8.31%, 11/25/51	1,421,000	1,273,271
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.505%, 2/10/46 W	1,423,000	1,410,678
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	700,000	645,018
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.525%, 9/10/47 W	2,827,000	1,671,211
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.735%, 2/15/47 W	2,173,000	1,558,321
FRB Ser. 14-C19, Class C19, 4.653%, 4/15/47 W	581,000	534,571
FRB Ser. 13-C14, Class E, 4.548%, 8/15/46 W	1,277,000	271,363
FRB Ser. C14, Class D, 4.548%, 8/15/46 W	1,265,000	671,770
FRB Ser. 14-C18, Class E, 4.235%, 2/15/47 W	914,000	530,664
FRB Ser. 14-C23, Class D, 3.984%, 9/15/47 W	574,000	495,755
FRB Ser. 14-C25, Class D, 3.935%, 11/15/47 W	1,404,000	876,839
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	1,823,000	1,127,137
JPMCC Commercial Mortgage Securities Trust 144A FRB Ser. 17-JP7, Class D, 4.383%, 9/15/50 W	577,000	476,022
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	680,000	531,651

Premier Income Trust 25

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.261%, 4/15/46 W	$1,312,000	$859,240
Ser. 13-LC11, Class B, 3.499%, 4/15/46	508,000	436,068
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class F, 5.525%, 2/15/46 W	1,113,000	203,926
FRB Ser. 12-C6, Class E, 4.964%, 5/15/45 W	659,000	513,427
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	1,807,000	849,290
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	26,213	—
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C6, Class C, 4.536%, 11/15/45 W	663,000	633,239
FRB Ser. 15-C22, Class C, 4.202%, 4/15/48 W	510,000	465,750
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.398%, 8/15/46 W	1,900,000	133,960
FRB Ser. 15-C23, Class D, 4.142%, 7/15/50 W	1,499,000	1,277,628
FRB Ser. 13-C10, Class E, 4.07%, 7/15/46 W	2,187,000	748,829
FRB Ser. 13-C10, Class F, 4.07%, 7/15/46 W	1,988,000	405,919
Ser. 14-C17, Class E, 3.50%, 8/15/47	1,025,000	752,822
Ser. 14-C19, Class D, 3.25%, 12/15/47	1,493,000	1,306,126
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	384,505	354,025
FRB Ser. 18-H3, Class C, 4.863%, 7/15/51 W	576,000	505,033
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 8.256%, 3/25/50	1,558,000	1,470,353
FRB Ser. 19-01, Class M10, 7.756%, 10/25/49	1,198,603	1,134,499
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 22-FL9, Class A, 6.997%, 6/25/37	982,545	983,682
RIAL Issuer, Ltd. 144A FRB Ser. 22-FL8, Class B, 7.733%, 1/19/37	1,046,000	1,012,005
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	1,081,996	11
UBS Commercial Mortgage Trust FRB Ser. 17-C3, Class C, 4.391%, 8/15/50 W	629,000	523,269
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63 W	1,476,000	15
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C15, Class G, 5.395%, 10/15/41 W	36,328	32,779
Wells Fargo Commercial Mortgage Trust
FRB Ser. 15-SG1, Class B, 4.453%, 9/15/48 W	446,000	397,451
FRB Ser. 15-C29, Class D, 4.218%, 6/15/48 W	689,000	592,808
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 15-C30, Class D, 4.498%, 9/15/58 W	534,000	446,656
FRB Ser. 13-LC12, Class D, 4.291%, 7/15/46 W	356,000	147,398
Ser. 14-LC16, Class D, 3.938%, 8/15/50	2,218,000	370,464
Ser. 16-C33, Class D, 3.123%, 3/15/59	1,087,000	872,810
WF-RBS Commercial Mortgage Trust Ser. 14-C21, Class C, 4.234%, 8/15/47 W	514,000	450,217
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.024%, 3/15/46 W	457,000	437,389
FRB Ser. 13-UBS1, Class E, 5.024%, 3/15/46 W	616,000	587,545

26 Premier Income Trust

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	$2,560,000	$1,602,048
FRB Ser. 12-C9, Class E, 4.915%, 11/15/45 W	537,000	536,853
FRB Ser. 12-C10, Class D, 4.392%, 12/15/45 W	687,000	430,678
Ser. 13-C12, Class E, 3.50%, 3/15/48	425,000	406,938
		48,873,616
Residential mortgage-backed securities (non-agency) (12.4%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 4.579%, 5/25/47	649,447	347,957
Bear Stearns Alt-A Trust
FRB Ser. 05-10, Class 11A1, (ICE LIBOR USD 1 Month + 0.50%), 5.006%, 1/25/36	127,962	162,517
FRB Ser. 05-7, Class 21A1, 4.004%, 9/25/35 W	170,645	138,533
Cascade Funding Mortgage Trust, LLC 144A Ser. 20-HB4, Class M4, 4.948%, 12/26/30 W	595,000	499,800
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (ICE LIBOR USD 1 Month + 0.18%), 4.686%, 11/25/47	541,295	449,320
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (ICE LIBOR USD 1 Month + 0.35%), 4.856%, 3/25/37	1,655,755	1,369,438
FRB Ser. 07-AR5, Class 1A1A, 3.647%, 4/25/37 W	182,825	155,472
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, (ICE LIBOR USD 1 Month + 0.70%), 5.206%, 9/25/35	438,285	381,728
FRB Ser. 05-59, Class 1A1, (ICE LIBOR USD 1 Month + 0.66%), 5.146%, 11/20/35	1,127,762	1,009,467
FRB Ser. 06-OA10, Class 2A1, (ICE LIBOR USD 1 Month + 0.38%), 4.886%, 8/25/46	376,086	314,620
FRB Ser. 06-OA10, Class 3A1, (ICE LIBOR USD 1 Month + 0.38%), 4.886%, 8/25/46	528,795	454,677
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD 1 Month + 0.38%), 4.886%, 8/25/46	2,744,242	2,216,619
FRB Ser. 07-OH1, Class A1D, (ICE LIBOR USD 1 Month + 0.21%), 4.716%, 4/25/47	435,585	351,716
FRB Ser. 06-OA10, Class 1A1, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.96%), 3.387%, 8/25/46	219,928	193,276
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 3.367%, 6/25/46	370,999	312,497
FRB Ser. 06-OA7, Class 1A1, 2.834%, 6/25/46 W	922,828	851,863
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class B, (ICE LIBOR USD 1 Month + 11.25%), 15.756%, 12/25/28	483,462	530,665
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (ICE LIBOR USD 1 Month + 10.50%), 15.006%, 5/25/28	826,714	857,177
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (ICE LIBOR USD 1 Month + 10.00%), 14.389%, 7/25/28	2,796,282	2,960,564
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (ICE LIBOR USD 1 Month + 9.35%), 13.856%, 4/25/28	1,284,838	1,334,644
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (ICE LIBOR USD 1 Month + 9.20%), 13.706%, 10/25/27	727,845	750,097

Premier Income Trust 27

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (ICE LIBOR USD 1 Month + 7.55%), 12.056%, 12/25/27	$1,241,031	$1,238,313
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (ICE LIBOR USD 1 Month + 6.35%), 10.856%, 9/25/28	97,184	102,631
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (ICE LIBOR USD 1 Month + 4.95%), 9.456%, 7/25/29	570,000	604,455
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 15.81%, 10/25/50	491,000	556,799
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (ICE LIBOR USD 1 Month + 11.25%), 15.756%, 4/25/49	298,000	321,523
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (ICE LIBOR USD 1 Month + 11.00%), 15.506%, 10/25/48	1,619,000	1,818,499
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (ICE LIBOR USD 1 Month + 10.75%), 15.256%, 1/25/49	315,000	357,772
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (ICE LIBOR USD 1 Month + 10.50%), 15.006%, 3/25/49	252,000	279,384
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (ICE LIBOR USD 1 Month + 10.00%), 14.506%, 8/25/50	966,000	1,062,600
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (ICE LIBOR USD 1 Month + 10.00%), 14.506%, 7/25/50	1,027,000	1,125,959
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (ICE LIBOR USD 1 Month + 7.75%), 12.256%, 9/25/48	389,000	399,846
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (ICE LIBOR USD 1 Month + 5.75%), 10.256%, 7/25/50	623,259	667,526
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4, Class B1, (ICE LIBOR USD 1 Month + 5.25%), 9.756%, 9/25/50	864,700	910,878
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class HQA1, (ICE LIBOR USD 1 Month + 4.40%), 8.906%, 2/25/49	410,000	430,404
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (ICE LIBOR USD 1 Month + 4.25%), 8.756%, 10/25/48	1,548,000	1,613,292
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (ICE LIBOR USD 1 Month + 3.90%), 8.406%, 9/25/48	420,000	433,354
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (ICE LIBOR USD 1 Month + 3.70%), 8.206%, 12/25/30	599,000	610,980
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	685,000	596,478
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	346,000	302,098
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (ICE LIBOR USD 1 Month + 12.75%), 17.256%, 10/25/28	238,596	272,178
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (ICE LIBOR USD 1 Month + 12.25%), 16.756%, 9/25/28	2,299,432	2,588,308
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 16.256%, 10/25/28	1,289,914	1,437,619
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 16.256%, 8/25/28	833,891	925,017
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (ICE LIBOR USD 1 Month + 10.75%), 15.256%, 1/25/29	268,925	293,176

28 Premier Income Trust

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (ICE LIBOR USD 1 Month + 10.25%), 14.756%, 1/25/29	$266,883	$287,737
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (ICE LIBOR USD 1 Month + 9.25%), 13.756%, 4/25/29	396,484	417,119
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (ICE LIBOR USD 1 Month + 5.50%), 10.006%, 9/25/29	872,000	950,209
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (ICE LIBOR USD 1 Month + 4.85%), 9.356%, 10/25/29	2,039,000	2,173,659
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (ICE LIBOR USD 1 Month + 4.50%), 9.006%, 12/25/30	699,000	739,407
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 8.956%, 5/25/30	180,000	190,199
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 8.956%, 2/25/30	110,000	115,638
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (ICE LIBOR USD 1 Month + 4.25%), 8.756%, 1/25/31	322,000	340,204
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 8.506%, 5/25/25	14,344	14,633
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (ICE LIBOR USD 1 Month + 3.60%), 8.106%, 1/25/30	427,000	437,148
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 8.81%, 1/25/42	402,000	390,694
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (ICE LIBOR USD 1 Month + 4.10%), 8.606%, 9/25/31	578,000	591,362
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (ICE LIBOR USD 1 Month + 3.25%), 7.756%, 1/25/40	459,000	441,989
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (ICE LIBOR USD 1 Month + 2.45%), 6.956%, 7/25/31	16,495	16,516
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (ICE LIBOR USD 1 Month + 2.05%), 6.556%, 1/25/40	262,235	262,561
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (ICE LIBOR USD 1 Month + 0.31%), 4.816%, 5/25/37	562,546	408,191
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (ICE LIBOR USD 1 Month + 0.52%), 4.99%, 5/19/35	408,837	139,956
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 8.46%, 1/25/34 (Bermuda)	300,000	252,485
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (ICE LIBOR USD 1 Month + 0.20%), 4.906%, 6/25/37	663,964	280,198
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (ICE LIBOR USD 1 Month + 0.23%), 2.702%, 2/26/37	452,753	391,771
MortgageIT Trust FRB Ser. 05-3, Class M2, (ICE LIBOR USD 1 Month + 0.80%), 5.301%, 8/25/35	90,467	83,597
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (ICE LIBOR USD 1 Month + 2.85%), 7.356%, 7/25/28 (Bermuda)	1,230,000	1,247,249
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (ICE LIBOR USD 1 Month + 2.70%), 7.206%, 3/25/28 (Bermuda)	593,058	598,729

Premier Income Trust 29

MORTGAGE-BACKED SECURITIES (39.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (ICE LIBOR USD 1 Month + 0.21%), 4.926%, 8/25/36	$412,279	$319,516
FRB Ser. 07-AR1, Class 2A1, (ICE LIBOR USD 1 Month + 0.18%), 4.686%, 1/25/37	588,921	503,874
Toorak Mortgage Corp., Ltd. 144A Ser. 20-1, Class A1, 2.734%, 3/25/23 W	454,454	437,955
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	1,033,000	930,858
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	815,000	653,925
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C3, (ICE LIBOR USD 1 Month + 0.98%), 5.486%, 10/25/45	275,112	257,673
		48,466,788
Total mortgage-backed securities (cost $175,346,574)		$153,469,758

CORPORATE BONDS AND NOTES (20.2%)*		Principal amount	Value
Basic materials (2.1%)
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30		$45,000	$45,335
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29		150,000	129,000
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26		90,000	85,794
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29		200,000	196,158
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		680,000	611,525
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		70,000	68,532
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		165,000	141,941
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		200,000	202,826
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)		85,000	86,097
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		1,110,000	1,010,221
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)		130,000	124,860
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)		130,000	123,861
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		670,000	650,906
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)		1,640,000	1,346,850
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	260,000	158,524
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$345,000	298,658
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		260,000	213,355
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26		250,000	252,188

30 Premier Income Trust

CORPORATE BONDS AND NOTES (20.2%)* cont.		Principal amount	Value
Basic materials cont.
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24		$40,000	$39,972
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		164,000	158,673
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	162,488
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		255,000	215,220
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		175,000	158,375
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26		693,000	627,387
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29		455,000	433,956
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		185,000	158,175
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24		283,000	281,585
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		140,000	129,892
			8,112,354
Capital goods (2.2%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31		350,000	295,971
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		75,000	71,117
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27		260,000	255,510
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		65,000	58,244
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		300,000	306,750
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		158,000	158,959
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	895,000	925,206
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31		$105,000	106,964
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26		347,000	362,471
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)		250,000	243,188
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29		505,000	425,589
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29		603,000	526,118
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29		270,000	243,289
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29		700,000	628,250
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30		50,000	49,063
Staples, Inc. 144A sr. notes 7.50%, 4/15/26		785,000	697,512
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27		1,100,000	1,050,473
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		265,000	239,111

Premier Income Trust 31

CORPORATE BONDS AND NOTES (20.2%)* cont.		Principal amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		$175,000	$157,878
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26		390,000	389,863
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		753,000	652,956
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		315,000	292,950
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		245,000	251,046
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 6/15/25		298,000	302,768
			8,691,246
Communication services (1.3%)
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)		200,000	166,104
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29		1,643,000	1,519,775
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27		197,000	178,444
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24		285,000	268,990
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28		62,000	50,727
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26		80,000	68,950
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27		1,275,000	1,217,523
Lumen Technologies, Inc. 144A sr. unsec. unsub. notes 4.50%, 1/15/29		550,000	369,875
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		280,000	296,147
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23		579,000	587,611
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31		175,000	149,610
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27		43,000	43,134
Virgin Media Secured Finance PLC 144A company guaranty sr. bonds 5.00%, 4/15/27 (United Kingdom)	GBP	255,000	288,189
			5,205,079
Consumer cyclicals (3.4%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		$150,000	133,538
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		719,000	729,418
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25		29,000	31,040
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		120,000	117,262
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		165,000	137,778
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27		130,000	123,587
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30		25,000	25,438
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25		625,000	625,106
Carnival Corp. notes 10.125%, 2/1/26		465,000	525,286

32 Premier Income Trust

CORPORATE BONDS AND NOTES (20.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Carnival Corp. 144A notes 10.50%, 2/1/26		$100,000	$104,591
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		50,000	50,923
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26		526,000	38,793
Ford Motor Co. sr. unsec. unsub. bonds 7.45%, 7/16/31		220,000	235,984
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25		200,000	196,574
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27		260,000	242,993
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30		425,000	371,085
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		300,000	265,875
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29		45,000	40,410
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		270,000	265,294
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30		422,000	397,828
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25		68,000	65,147
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		142,000	116,027
La Financiere Atalian SASU company guaranty sr. unsec. notes Ser. REGS, 4.00%, 5/15/24 (France)	EUR	200,000	190,484
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$127,000	106,045
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		100,000	93,602
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		130,000	107,306
Mattel, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/15/27		380,000	379,050
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		195,000	175,188
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		55,000	51,288
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		210,000	184,513
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		1,509,000	1,466,793
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		20,000	18,830
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		200,000	178,956
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		125,000	110,919
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32		155,000	178,169
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		765,000	806,976
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25		438,000	449,368
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29		368,000	317,400
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26		221,000	209,296
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31		537,000	442,692

Premier Income Trust 33

CORPORATE BONDS AND NOTES (20.2%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28		$275,000	$244,778
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		125,000	110,145
Standard Industries, Inc. sr. unsec. notes 2.25%, 11/21/26		370,000	348,059
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31		95,000	75,451
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		868,000	822,549
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		25,000	23,429
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28		250,000	225,063
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30		45,000	44,129
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29		100,000	82,750
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27		153,000	144,536
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29		270,000	240,975
			12,668,716
Consumer staples (0.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)		225,000	205,031
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		75,000	68,988
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29		590,000	508,875
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		40,000	34,648
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		235,000	227,950
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28		185,000	178,926
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		190,000	171,238
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		80,000	76,709
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		70,000	56,175
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		55,000	47,300
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		130,000	119,570
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 5.625%, 2/15/29		430,000	404,246
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	100,000	106,087
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		$95,000	94,644
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		544,000	564,361
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		135,000	136,921
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		143,000	139,818
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		235,000	223,259
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		125,000	106,553
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		125,000	116,906
			3,588,205

34 Premier Income Trust

CORPORATE BONDS AND NOTES (20.2%)* cont.	Principal amount	Value
Energy (5.6%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	$150,000	$153,938
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	893,000	779,812
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	83,000	76,750
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	525,000	507,938
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	96,000	104,995
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	877,000	859,364
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	200,000	179,432
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	15,000	12,522
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	175,000	150,063
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	249,000	236,917
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	212,000	208,153
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	124,000	125,850
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	118,000	129,263
Ecopetrol SA sr. unsec. unsub. bonds 8.875%, 1/13/33 (Colombia)	1,300,000	1,333,410
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	624,000	581,762
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	1,133,000	1,110,340
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	109,000	106,548
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	24,234
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	236,000	222,249
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	65,000	56,927
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	773,000	765,363
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	433,000	403,231
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	435,000	413,250
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	160,671	163,435
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	1,045,000	1,046,359
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	60,000	63,699
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	248,000	250,594
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	1,857,000	1,952,877
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	53,000	53,646
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	430,000	478,844

Premier Income Trust 35

CORPORATE BONDS AND NOTES (20.2%)* cont.		Principal amount	Value
Energy cont.
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37		$155,000	$163,382
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29		638,000	596,049
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)		400,000	398,000
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)		473,000	455,012
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)		300,000	299,055
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)		425,000	352,778
Petroleos Mexicanos 144A sr. unsec. bonds 10.00%, 2/7/33 (Mexico)		2,840,000	2,774,680
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)		510,000	504,737
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29		882,000	838,994
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27		137,000	133,143
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26		263,000	258,885
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28		39,000	37,098
SM Energy Co. sr. unsec. unsub. notes 5.625%, 6/1/25		340,000	333,200
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32		397,000	349,963
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30		757,000	704,956
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29		505,000	474,521
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)		72,800	74,984
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27		166,250	165,859
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 6.25%, 1/15/30		30,000	30,563
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27		80,000	77,435
			21,575,059
Financials (1.8%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		235,000	222,075
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		60,000	54,987
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31		1,216,000	1,339,237
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	230,000	229,243
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity		$148,000	148,059
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		225,000	219,433
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7.50%, perpetual maturity (Switzerland)		300,000	284,250
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		200,000	181,531
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		200,000	216,000

36 Premier Income Trust

CORPORATE BONDS AND NOTES (20.2%)* cont.		Principal amount	Value
Financials cont.
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25		$295,000	$280,496
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		120,000	116,104
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)		75,000	71,789
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		150,000	133,864
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		55,000	51,210
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		136,000	118,431
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		425,000	427,848
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		160,000	159,080
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)		1,030,000	947,260
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R		379,000	314,885
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		55,000	52,938
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		250,000	220,313
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31		285,000	229,425
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		203,000	177,363
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		448,000	392,269
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		240,000	223,200
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R		88,000	86,530
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 6.50%, perpetual maturity (Netherlands)	EUR	252,125	273,755
			7,171,575
Health care (1.4%)
Bausch Health Cos., Inc. 144A company guaranty sr. sub. notes 11.00%, 9/30/28		$49,000	38,338
Bausch Health Cos., Inc. 144A company guaranty sub. notes 14.00%, 10/15/30		9,000	5,618
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		120,000	102,600
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		349,000	331,571
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		125,000	110,156
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		120,000	106,650
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28		585,000	571,077
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29		155,000	147,331
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		540,000	543,181
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		125,000	112,041
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		200,000	182,468

Premier Income Trust 37

CORPORATE BONDS AND NOTES (20.2%)* cont.		Principal amount	Value
Health care cont.
Laboratoire Eimer Selarl company guaranty sr. unsec. notes Ser. REGS, 5.00%, 2/1/29 (France)	EUR	250,000	$208,573
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		$270,000	244,202
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		130,000	105,897
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		350,000	335,161
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		95,000	79,832
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		90,000	78,703
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27		300,000	288,750
Tenet Healthcare Corp. company guaranty sr. notes 4.875%, 1/1/26		282,000	274,660
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24		272,000	268,260
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29		120,000	106,849
Tenet Healthcare Corp. 144A company guaranty sr. unsub. notes 6.125%, 6/15/30		190,000	184,435
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)		435,000	437,488
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)		505,000	465,703
			5,329,544
Technology (0.8%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28		421,000	353,640
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29		542,000	465,079
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29		818,000	711,660
Picard Midco, Inc. 144A sr. notes. 6.50%, 3/31/29		444,000	389,650
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29		232,000	203,000
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31		140,000	115,568
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29		695,000	590,093
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29		478,000	412,275
			3,240,965
Transportation (0.1%)
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28		324,000	315,677
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29		100,000	91,211
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26		100,000	94,933
			501,821
Utilities and power (0.6%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43		122,000	93,330
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26		67,000	61,321
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28		76,000	69,369
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26		62,000	59,965
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28		380,000	350,649
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity		41,000	34,242
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27		19,000	18,913

38 Premier Income Trust

CORPORATE BONDS AND NOTES (20.2%)* cont.	Principal amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	$385,000	$372,807
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	395,000	307,469
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	116,000	104,690
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	122,000	113,926
ReNew Wind Energy AP2/ReNew Power Pvt, Ltd. other 9 Subsidiaries company guaranty sr. notes Ser. REGS, 4.50%, 7/14/28 (India)	279,000	238,256
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	115,000	106,311
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	369,000	359,385
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	165,000	155,278
		2,445,911
Total corporate bonds and notes (cost $84,101,541)		$78,530,475

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (7.4%)*		Principal amount	Value
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	470,000	$372,076
Cote d’lvoire (Republic of) sr. unsec. notes Ser. REGS, 5.875%, 10/17/31 (Cote d’lvoire)	EUR	760,000	694,318
Cote d’lvoire (Republic of) sr. unsec. notes Ser. REGS, 4.875%, 1/30/32 (Cote d’lvoire)	EUR	2,060,000	1,752,118
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		$2,765,000	2,457,394
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		300,000	291,375
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		690,000	586,803
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		715,000	735,716
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)		1,350,000	1,323,381
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30 (Dominican Republic)		230,000	199,493
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%, 1/27/25 (Dominican Republic)		1,650,000	1,643,930
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)		810,000	596,347
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)		2,480,000	2,049,090
Ghana (Republic of) sr. unsec. notes Ser. REGS, 7.625%, 5/16/29 (Ghana) (In default) †		1,310,000	484,700
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana) (In default) †		3,040,000	1,216,000
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana) (In default) †		1,300,000	492,375
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		2,670,000	2,671,864

Premier Income Trust 39

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (7.4%)* cont.	Principal amount	Value
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%, 1/15/25 (Indonesia)	$760,000	$754,513
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%, 2/17/37 (Indonesia)	640,000	737,670
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	1,265,000	1,257,903
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	1,355,000	1,350,556
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)	670,000	628,125
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	3,710,000	2,430,987
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)	2,780,000	2,279,232
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	1,720,000	1,694,200
Total foreign government and agency bonds and notes (cost $32,439,756)		$28,700,166

CONVERTIBLE BONDS AND NOTES (3.7%)*	Principal amount	Value
Capital goods (0.1%)
Axon Enterprise, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/27	$36,000	$38,664
John Bean Technologies Corp. cv. sr. unsec. notes 0.25%, 5/15/26	183,000	168,635
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	93,000	121,319
		328,618
Communication services (0.2%)
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	381,000	249,285
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	84,000	109,830
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	328,000	303,072
		662,187
Consumer cyclicals (0.8%)
Alarm.com Holdings, Inc. cv. sr. unsec. notes zero %, 1/15/26	139,000	116,496
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	217,000	173,871
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26	95,000	79,990
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	181,000	257,708
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	113,000	139,979
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28	182,000	123,760
Expedia Group, Inc. company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	217,000	197,470
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26	303,000	307,545
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	212,000	168,964
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes 3.125%, 1/15/29	377,000	404,333
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	81,000	116,033
NCL Corp., Ltd. company guaranty cv. sr. unsec. notes 5.375%, 8/1/25	81,000	92,664
NCL Corp., Ltd. 144A company guaranty cv. sr. unsec. notes 2.50%, 2/15/27	181,000	142,538

40 Premier Income Trust

CONVERTIBLE BONDS AND NOTES (3.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. unsub. notes 6.00%, 8/15/25	$215,000	$328,198
Shift4 Payments, Inc. cv. sr. unsec. sub. notes zero %, 12/15/25	164,000	175,070
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26	272,000	257,380
		3,081,999
Consumer staples (0.4%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	80,000	68,680
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	144,000	117,810
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	148,000	128,668
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	172,000	135,123
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28	400,000	359,760
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25	107,000	98,012
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	162,000	120,457
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25	206,000	181,022
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26	160,000	125,808
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	192,000	148,320
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25	100,000	102,450
		1,586,110
Energy (0.2%)
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	204,000	219,358
Northern Oil and Gas, Inc. 144A cv. sr. unsec. notes 3.625%, 4/15/29	223,000	252,994
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	59,000	138,798
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)	115,000	154,388
		765,538
Financials (—%)
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	176,000	131,824
		131,824
Health care (0.6%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	144,000	162,000
CONMED Corp. 144A cv. sr. unsec. notes 2.25%, 6/15/27	84,000	79,926
Dexcom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	190,000	200,070
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	308,000	274,890
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27	331,000	309,899
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	152,000	209,836
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	111,000	116,717
Jazz Investments I, Ltd. company guaranty cv. sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	252,000	247,433
Lantheus Holdings, Inc. 144A cv. company guaranty sr. unsec. unsub. notes 2.625%, 12/15/27	239,000	254,989
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	92,000	134,734
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	209,000	190,974
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	155,000	124,295
		2,305,763

Premier Income Trust 41

CONVERTIBLE BONDS AND NOTES (3.7%)* cont.	Principal amount	Value
Technology (1.2%)
3D Systems Corp. cv. sr. unsec. notes zero %, 11/15/26	$97,000	$71,962
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	379,000	375,210
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	164,000	175,726
Bentley Systems, Inc. cv. sr. unsec. sub. notes 0.375%, 7/1/27	201,000	167,835
Bill.com Holdings, Inc. cv. sr. unsec. unsub. notes zero %, 4/1/27	196,000	157,192
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26	138,000	184,989
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	152,000	137,940
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	115,000	126,431
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	135,000	147,825
DigitalOcean Holdings, Inc. cv. sr. unsec. notes zero %, 12/1/26	131,000	100,543
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	153,000	129,193
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	104,000	98,228
Impinj, Inc. cv. sr. unsec. notes 1.125%, 5/15/27	128,000	175,206
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	304,000	275,880
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	103,000	126,175
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	263,000	223,024
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27	104,000	155,948
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	112,000	183,568
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	159,000	138,628
Perficient, Inc. cv. sr. unsec. notes 0.125%, 11/15/26	78,000	63,133
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	199,000	174,001
Snap, Inc. cv. sr. unsec. notes zero %, 5/1/27	215,000	158,670
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	326,000	280,556
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	152,000	126,768
Tyler Technologies, Inc. cv. sr. unsec. sub. notes 0.25%, 3/15/26	95,000	90,203
Unity Software, Inc. cv. sr. unsec. notes zero %, 11/15/26	177,000	136,467
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	109,000	113,088
Wolfspeed, Inc. 144A cv. sr. unsec. notes 1.875%, 12/1/29	145,000	140,813
Ziff Davis, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	157,000	165,792
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	96,000	104,880
		4,705,874
Transportation (0.1%)
JetBlue Airways Corp. cv. sr. unsec. notes 0.50%, 4/1/26	163,000	128,852
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	258,000	309,342
		438,194
Utilities and power (0.1%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	234,000	239,382
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48	200,000	204,300
		443,682
Total convertible bonds and notes (cost $15,943,360)		$14,449,789

SENIOR LOANS (2.3%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.82%, 4/1/28	$172,375	$171,729
American Airlines, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 9.558%, 4/20/28	120,000	123,131

42 Premier Income Trust

SENIOR LOANS (2.3%)*c cont.	Principal amount	Value
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 8.311%, 10/19/27	$465,033	$460,467
Asurion, LLC bank term loan FRN Ser. B9, (ICE LIBOR USD 1 Month + 3.25%), 7.82%, 7/31/27	68,947	65,019
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 7.506%, 12/7/29	545,000	547,044
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 9.065%, 6/21/24	571,468	532,385
BWAY Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.816%, 4/3/24	344,090	340,649
BWAY Holding Co. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 8.568%, 8/15/26	85,000	84,150
Cengage Learning, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.75%), 9.88%, 6/29/26	370,313	352,352
Chart Industries, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 8.033%, 12/8/29	1,079,000	1,079,453
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.325%, 8/21/26	497,344	472,243
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 8.48%, 5/27/28	206,850	207,057
CSC Holdings, LLC bank term loan FRN Ser. B6, (CME Term SOFR 1 Month + 4.50%), 8.823%, 1/14/28	391,771	370,960
Diamond Sports Group, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 8.026%, 8/24/26	208,061	15,692
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 9.57%, 7/22/27	560,052	549,959
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 6.316%, 2/4/27	131,629	129,490
Envision Healthcare Corp. bank term loan FRN (US SOFR + 4.25%), 8.83%, 3/31/27	61,232	24,340
Envision Healthcare Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 8.33%, 3/31/27	149,923	36,731
Forest City Enterprises LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.047%, 12/7/25	185,143	173,942
GFL Environmental, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.00%), 7.825%, 5/31/25	428,813	429,529
Global Medical Response, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 8.651%, 10/2/25	160,491	118,362
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 8.57%, 12/1/27	396,900	389,212
One Call Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 5.50%), 10.375%, 4/22/27	148,581	123,508
PetSmart, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.411%, 1/29/28	119,093	118,126
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 10.985%, 8/31/29	115,000	110,400
Robertshaw Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 8.00%), 12.75%, 2/28/26	162,000	75,735
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 7.755%, 5/3/26	555,469	547,137
Terrier Media Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 12/17/26	264,164	250,076

Premier Income Trust 43

SENIOR LOANS (2.3%)*c cont.	Principal amount	Value
TIBCO Software, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.18%, 3/30/29	$288,000	$265,320
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.568%, 4/21/28	250,538	249,976
Vision Solutions, Inc. bank term loan FRN (US SOFR + 4.00%), 8.818%, 4/24/28	448,864	393,429
Werner Finco LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 8.73%, 7/24/24	76,628	69,252
Total senior loans (cost $9,321,724)		$8,876,855

ASSET-BACKED SECURITIES (0.8%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$477,807	$471,834
Mello Warehouse Securitization Trust 144A
FRB Ser. 21-3, Class E, (ICE LIBOR USD 1 Month + 3.25%), 7.756%, 11/25/55	1,286,000	1,250,635
FRB Ser. 21-3, Class D, (ICE LIBOR USD 1 Month + 2.00%), 6.506%, 11/25/55	936,000	845,356
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class F, (ICE LIBOR USD 1 Month + 5.25%), 9.756%, 5/25/55	480,000	470,400
Total asset-backed securities (cost $3,038,576)		$3,038,225

COMMON STOCKS (—%)*	Shares	Value
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	21,073	$24,234
Total common stocks (cost $21,953)		$24,234

SHORT-TERM INVESTMENTS (26.0%)*		Principal amount/ shares	Value
ABN AMRO Funding USA, LLC commercial paper 4.367%, 2/13/23		$2,000,000	$1,996,728
Banco Santander SA commercial paper 4.864%, 5/25/23 (Spain)		2,000,000	1,969,043
ING (U.S.) Funding, LLC commercial paper 5.057%, 9/1/23		2,000,000	1,941,591
Interest in $385,600,000 joint tri-party repurchase agreement dated 1/31/2023 with Royal Bank of Canada due 2/1/2023 — maturity value of $16,307,948 for an effective yield of 4.300% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 0.000% to 6.500% and due dates ranging from 2/28/2023 to 12/20/2052, valued at $393,359,048)		16,306,000	16,306,000
Mitsubishi UFJ Trust & Banking Corp./NY commercial paper 4.469%, 2/6/23		2,000,000	1,998,516
Mizuho Bank, Ltd./New York, NY commercial paper 4.374%, 2/6/23		2,000,000	1,998,516
NRW.Bank commercial paper 4.444%, 2/21/23 (Germany)		2,000,000	1,994,836
Putnam Short Term Investment Fund Class P 4.58% L	Shares	51,546,233	51,546,233
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.18% P	Shares	7,795,000	7,795,000
Sumitomo Mitsui Trust Bank, Ltd./Singapore commercial paper 4.431%, 2/2/23 (Singapore)		$2,000,000	1,999,522
TotalEnergies Capital Canada, Ltd. commercial paper 4.435%, 2/13/23 (Canada)		2,000,000	1,996,733
U.S. Treasury Bills 4.492%, 3/16/23 ∆ § Φ		1,400,000	1,392,528

44 Premier Income Trust

SHORT-TERM INVESTMENTS (26.0%)* cont.	Principal amount/ shares	Value
U.S. Treasury Bills 4.412%, 2/23/23 # ∆ §	$8,100,000	$8,077,960
U.S. Treasury Bills 3.848%, 2/2/23 ∆	200,000	199,978
Total short-term investments (cost $101,217,094)		$101,213,184

TOTAL INVESTMENTS
Total investments (cost $905,406,127)	$877,382,689

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2022 through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

Premier Income Trust 45

*	Percentages indicated are based on net assets of $389,515,781.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,195,523 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,901,035 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $138,236 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,817,694 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	93.9%	Dominican Republic	0.5%
Indonesia	0.9	Other	3.5
Mexico	0.6	Total	100.0%
Cote d’lvoire	0.6

46 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 1/31/23 (aggregate face value $51,947,816) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	4/19/23	$15,116	$14,859	$(257)
	Euro	Sell	3/15/23	373,546	369,255	(4,291)
	New Zealand Dollar	Sell	4/19/23	28,128	27,410	(718)
	Swedish Krona	Sell	3/15/23	369,198	370,971	1,773
Barclays Bank PLC
	Canadian Dollar	Sell	4/19/23	137,247	134,937	(2,310)
	Swiss Franc	Buy	3/15/23	221,186	215,298	5,888
Citibank, N.A.
	Australian Dollar	Sell	4/19/23	21,804	21,018	(786)
	Canadian Dollar	Sell	4/19/23	26,397	25,868	(529)
	Euro	Buy	3/15/23	4,251	4,233	18
	Norwegian Krone	Sell	3/15/23	14,103	14,164	61
	Swedish Krona	Sell	3/15/23	32,787	32,613	(174)
	Swiss Franc	Sell	3/15/23	20,955	20,515	(440)
Goldman Sachs International
	Swiss Franc	Buy	3/15/23	2,456,640	2,391,230	65,410
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/19/23	164,164	158,202	(5,962)
	Canadian Dollar	Sell	4/19/23	72,722	71,488	(1,234)
	Euro	Buy	3/15/23	30,084	30,182	(98)
	New Zealand Dollar	Sell	4/19/23	25,607	24,788	(819)
	Norwegian Krone	Buy	3/15/23	51,011	53,082	(2,071)
	Swedish Krona	Sell	3/15/23	209,518	215,323	5,805
	Swiss Franc	Sell	3/15/23	67,256	66,201	(1,055)
JPMorgan Chase Bank N.A.
	British Pound	Sell	3/15/23	329,100	326,008	(3,092)
	Canadian Dollar	Sell	4/19/23	324,355	318,857	(5,498)
	Euro	Sell	3/15/23	118,702	115,084	(3,618)
	Norwegian Krone	Sell	3/15/23	25,164	25,085	(79)
	Swiss Franc	Buy	3/15/23	23,040	22,432	608
Morgan Stanley & Co. International PLC
	British Pound	Buy	3/15/23	2,962	3,150	(188)
	Euro	Sell	3/15/23	3,506,017	3,426,438	(79,579)
	Japanese Yen	Buy	2/15/23	3,694,251	3,630,684	63,567
	Japanese Yen	Sell	2/15/23	3,694,251	3,659,884	(34,367)
	Japanese Yen	Buy	5/17/23	3,429,141	3,422,751	6,390
	New Zealand Dollar	Sell	4/19/23	3,326,331	3,219,656	(106,675)
NatWest Markets PLC
	Japanese Yen	Buy	2/15/23	982,062	964,327	17,735
	Japanese Yen	Sell	2/15/23	982,062	980,198	(1,864)
	Japanese Yen	Buy	5/17/23	994,694	992,819	1,875
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/19/23	2,532,827	2,440,808	(92,019)
	British Pound	Sell	3/15/23	1,469,164	1,458,503	(10,661)

Premier Income Trust 47

FORWARD CURRENCY CONTRACTS at 1/31/23 (aggregate face value $51,947,816) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Canadian Dollar	Sell	4/19/23	$397,528	$390,751	$(6,777)
	Euro	Sell	3/15/23	4,154,464	4,037,498	(116,966)
	Norwegian Krone	Sell	3/15/23	719,657	722,551	2,894
	Swedish Krona	Sell	3/15/23	1,643,028	1,649,561	6,533
	Swiss Franc	Buy	3/15/23	174,229	174,240	(11)
Toronto-Dominion Bank
	British Pound	Sell	3/15/23	71,940	71,267	(673)
	Canadian Dollar	Sell	4/19/23	4,564,729	4,487,612	(77,117)
	Euro	Sell	3/15/23	2,949,676	2,858,294	(91,382)
	Japanese Yen	Buy	2/15/23	10,519	9,416	1,103
	Japanese Yen	Sell	2/15/23	10,519	10,499	(20)
	Japanese Yen	Buy	5/17/23	10,654	10,634	20
	Norwegian Krone	Sell	3/15/23	488,159	490,246	2,087
UBS AG
	British Pound	Buy	3/15/23	1,234	1,221	13
	Canadian Dollar	Sell	4/19/23	1,433,914	1,415,985	(17,929)
	Euro	Sell	3/15/23	350,002	348,499	(1,503)
	Japanese Yen	Buy	2/15/23	1,819,624	1,629,178	190,446
	Japanese Yen	Sell	2/15/23	1,819,624	1,816,351	(3,273)
	Japanese Yen	Buy	5/17/23	1,843,030	1,839,785	3,245
	New Zealand Dollar	Sell	4/19/23	63,111	61,095	(2,016)
	Swedish Krona	Sell	3/15/23	12,555	12,615	60
WestPac Banking Corp.
	Australian Dollar	Sell	4/19/23	370,165	356,768	(13,397)
	Euro	Sell	3/15/23	22,236	21,889	(347)
	Japanese Yen	Buy	2/15/23	59,228	59,155	73
	Japanese Yen	Sell	2/15/23	59,228	53,592	(5,636)
	New Zealand Dollar	Sell	4/19/23	143,811	139,189	(4,622)
	Swiss Franc	Sell	3/15/23	11,629	11,604	(25)
Unrealized appreciation						375,604
Unrealized (depreciation)						(700,078)
Total						$(324,474)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized depreciation
U.S. Treasury Note 2 yr (Short)	816	$167,809,125	$167,809,125	Mar-23	$(646,712)
U.S. Treasury Note Ultra 10 yr (Short)	31	3,757,297	3,757,297	Mar-23	(66,945)
Unrealized appreciation					—
Unrealized (depreciation)					(713,657)
Total					$(713,657)

48 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.39)/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	$95,706,500	$(1,100,625)	$1,681,562
1.39/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	95,706,500	(1,100,625)	(755,124)
(1.085)/3 month USD-LIBOR-ICE/Apr-34 (Written)	Apr-24/1.085	65,015,900	892,343	782,141
2.17/3 month USD-LIBOR-ICE/Apr-34 (Purchased)	Apr-24/2.17	32,507,900	(1,570,132)	(1,250,579)
(1.29)/3 month USD-LIBOR-ICE/Mar-34 (Written)	Mar-24/1.29	16,254,000	253,562	222,192
(2.35)/3 month USD-LIBOR-ICE/Apr-56 (Purchased)	Apr-26/2.35	14,707,300	(1,911,949)	747,572
2.35/3 month USD-LIBOR-ICE/Apr-56 (Purchased)	Apr-26/2.35	14,707,300	(1,911,949)	(1,016,716)
(2.558)/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	14,076,200	(2,080,462)	(89,102)
2.558/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	14,076,200	(2,080,462)	(430,169)
(2.47)/US SOFR/Dec-57 (Purchased)	Dec-27/2.47	11,414,100	(1,694,994)	10,843
2.47/US SOFR/Dec-57 (Purchased)	Dec-27/2.47	11,414,100	(1,694,994)	(437,502)
2.29/3 month USD-LIBOR-ICE/Mar-34 (Purchased)	Mar-24/2.29	11,377,800	(559,625)	(443,848)
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073	10,783,700	784,514	102,877
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073	10,783,700	784,514	81,740
(0.925)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925	9,326,800	(667,799)	1,116,138
0.925/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925	9,326,800	(667,799)	(457,946)
(3.17)/US SOFR/Dec-35 (Purchased)	Dec-25/3.17	9,143,300	(475,452)	(39,865)
2.67/US SOFR/Dec-35 (Purchased)	Dec-25/2.67	9,143,300	(466,308)	(81,010)
3.343/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	9,049,800	(586,880)	70,045
(3.343)/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	9,049,800	(586,880)	(187,150)
(3.18)/US SOFR/Dec-35 (Purchased)	Dec-25/3.18	8,869,000	(447,885)	(29,534)
2.68/US SOFR/Dec-35 (Purchased)	Dec-25/2.68	8,869,000	(447,885)	(71,484)
(0.85)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85	4,749,700	(346,728)	584,783
0.85/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85	4,749,700	(346,728)	(240,857)
(1.275)/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	4,687,800	(610,586)	648,041
1.275/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	4,687,800	(610,586)	(406,479)
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101	4,270,400	333,518	29,936
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101	4,270,400	333,518	27,160
(1.405)/US SOFR/Dec-58 (Purchased)	Dec-28/1.405	2,121,700	(325,416)	250,233
1.405/US SOFR/Dec-58 (Purchased)	Dec-28/1.405	2,121,700	(325,416)	(194,136)
Barclays Bank PLC
(3.09)/US SOFR/Dec-42 (Purchased)	Dec-32/3.09	16,333,000	(1,328,690)	(45,569)
3.09/US SOFR/Dec-42 (Purchased)	Dec-32/3.09	16,333,000	(1,328,690)	(68,925)

Premier Income Trust 49

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A.
2.703/US SOFR/Jul-33 (Purchased)	Jul-23/2.703		$65,311,700	$(728,033)	$(112,336)
2.643/US SOFR/Jul-33 (Purchased)	Jul-23/2.643		65,311,700	(728,033)	(195,935)
(3.27)/US SOFR/Apr-28 (Purchased)	Apr-23/3.27		42,799,900	(490,059)	(58,208)
3.27/US SOFR/Apr-28 (Purchased)	Apr-23/3.27		42,799,900	(490,059)	(116,416)
(1.752)/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752		35,403,600	(1,154,157)	1,353,480
1.752/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752		35,403,600	(1,154,157)	(686,122)
(1.90)/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90		23,865,100	(318,122)	324,565
1.90/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90		23,865,100	(318,122)	(156,316)
(1.887)/US SOFR/Jan-35 (Written)	Jan-25/1.887		22,859,100	392,831	88,922
(2.25)/US SOFR/Jan-34 (Written)	Jan-24/2.25		22,859,100	297,745	74,292
(1.947)/US SOFR/Jan-35 (Written)	Jan-25/1.947		22,859,100	392,831	65,377
(2.311)/US SOFR/Jan-34 (Written)	Jan-24/2.311		22,859,100	297,745	49,376
2.394/US SOFR/Sep-33 (Purchased)	Sep-23/2.394		21,969,300	(265,829)	(83,483)
(1.826)/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		14,768,300	(1,090,639)	757,614
1.826/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		14,768,300	(1,090,639)	(488,683)
(1.75)/US SOFR/Mar-53 (Purchased)	Mar-23/1.75		8,954,300	(670,229)	1,401,796
1.75/US SOFR/Mar-53 (Purchased)	Mar-23/1.75		8,954,300	(670,229)	(667,364)
(1.724)/US SOFR/Mar-53 (Purchased)	Mar-23/1.724		7,816,900	(589,785)	1,258,599
1.724/US SOFR/Mar-53 (Purchased)	Mar-23/1.724		7,816,900	(589,785)	(587,206)
(1.735)/US SOFR/Mar-53 (Purchased)	Mar-23/1.735		7,654,400	(565,852)	1,227,153
1.735/US SOFR/Mar-53 (Purchased)	Mar-23/1.735		7,654,400	(565,852)	(563,364)
(2.427)/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427		4,617,700	(336,399)	172,240
2.427/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427		4,617,700	(336,399)	(128,926)
(1.625)/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625		4,450,300	(656,419)	164,706
1.625/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625		4,450,300	(656,419)	(169,556)
(2.689)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689		2,064,000	(265,740)	(5,304)
2.689/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689		2,064,000	(265,740)	(164,088)
(0.055)/3 month EUR-EURIBOR/Mar-25 (Written)	Mar-24/0.055	EUR	219,158,200	703,152	674,270
0.555/3 month EUR-EURIBOR/Mar-25 (Purchased)	Mar-24/0.555	EUR	109,579,100	(691,234)	(662,357)
Goldman Sachs International
(2.40)/US SOFR/May-57 (Purchased)	May-27/2.40		$12,168,600	(1,569,749)	263,450
2.40/US SOFR/May-57 (Purchased)	May-27/2.40		12,168,600	(1,569,749)	(399,495)
3.92/US SOFR/Feb-33 (Purchased)	Feb-23/3.92		9,044,400	(197,620)	366,841

50 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
(3.92)/US SOFR/Feb-33 (Purchased)	Feb-23/3.92		$9,044,400	$(197,620)	$(197,349)
(2.8175)/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		1,629,100	(205,674)	212
2.8175/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		1,629,100	(205,674)	(87,124)
JPMorgan Chase Bank N.A.
(3.0175)/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175		28,152,400	(2,371,840)	(79,108)
3.0175/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175		28,152,400	(2,371,840)	(246,334)
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70		22,135,000	472,306	389,133
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70		22,135,000	472,306	(864,372)
(2.317)/US SOFR/Apr-42 (Written)	Apr-32/2.317		4,718,700	399,674	145,100
2.317/US SOFR/Apr-42 (Written)	Apr-32/2.317		4,718,700	399,674	(100,556)
3.187/US SOFR/Jan-36 (Purchased)	Jan-26/3.187		4,077,500	(263,203)	2,080
(3.187)/US SOFR/Jan-36 (Purchased)	Jan-26/3.187		4,077,500	(263,203)	(63,976)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81		3,636,400	214,911	124,001
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81		3,636,400	214,911	(209,857)
(3.315)/6 month AUD-BBR-BBSW/May-52 (Purchased)	May-32/3.315	AUD	9,928,600	(834,904)	121,380
3.315/6 month AUD-BBR-BBSW/May-52 (Purchased)	May-32/3.315	AUD	9,928,600	(834,904)	(165,041)
(4.12)/6 month AUD-BBR-BBSW/Jan-43 (Purchased)	Jan-33/4.12	AUD	6,533,800	(340,868)	17,156
4.12/6 month AUD-BBR-BBSW/Jan-43 (Purchased)	Jan-33/4.12	AUD	6,533,800	(340,868)	(21,030)
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	5,302,300	(329,739)	522,957
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	5,302,300	(329,739)	(212,619)
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	(161,857)	426,447
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	4,317,900	(161,857)	(125,325)
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	347,099
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	(88,852)
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	375,679
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	2,068,300	(122,324)	(110,705)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		$2,738,700	(312,486)	(118,449)
(3.27)/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		2,738,700	(312,486)	(181,658)

Premier Income Trust 51

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
(2.505)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		$2,064,000	$(316,205)	$(8,751)
2.505/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		2,064,000	(222,086)	(142,354)
(2.3825)/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		953,100	(120,805)	19,329
2.3825/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		953,100	(120,805)	(40,373)
Toronto-Dominion Bank
(1.937)/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		3,867,400	(202,265)	263,525
1.937/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		3,867,400	(202,265)	(132,729)
(2.405)/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		1,584,500	(110,519)	64,473
2.405/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		1,584,500	(110,519)	(42,005)
UBS AG
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	4,626,600	(246,251)	181,148
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	4,626,600	(246,251)	(84,124)
(2.70)/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	2,202,100	(133,708)	36,310
2.70/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	2,202,100	(133,708)	(30,667)
(3.292)/6 month EUR-EURIBOR/Oct-24 (Purchased)	Oct-23/3.292	EUR	57,428,200	(331,216)	(166,696)
3.292/6 month EUR-EURIBOR/Oct-24 (Purchased)	Oct-23/3.292	EUR	57,428,200	(331,216)	(202,907)
(0.44)/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,644,000	(364,332)	590,499
0.44/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,644,000	(364,332)	(193,972)
(1.325)/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	3,146,000	(436,172)	228,297
1.325/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	3,146,000	(436,172)	(203,808)
(0.296)/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,548,000	(234,237)	270,847
0.296/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,548,000	(234,237)	(124,485)
Unrealized appreciation					18,723,616
Unrealized (depreciation)					(15,736,380)
Total					$2,987,236

52 Premier Income Trust

TBA SALE COMMITMENTS OUTSTANDING at 1/31/23 (proceeds receivable $203,327,598) (Unaudited)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 2/1/53	$1,000,000	2/21/23	$946,319
Uniform Mortgage-Backed Securities, 6.00%, 2/1/53	19,000,000	2/13/23	19,521,016
Uniform Mortgage-Backed Securities, 5.50%, 2/1/53	44,000,000	2/13/23	44,701,271
Uniform Mortgage-Backed Securities, 5.00%, 2/1/53	100,000,000	2/13/23	100,398,440
Uniform Mortgage-Backed Securities, 4.00%, 2/1/53	4,000,000	2/13/23	3,861,250
Uniform Mortgage-Backed Securities, 3.00%, 2/1/53	13,000,000	2/13/23	11,799,525
Uniform Mortgage-Backed Securities, 2.50%, 2/1/53	14,000,000	2/13/23	12,253,275
Uniform Mortgage-Backed Securities, 2.00%, 2/1/53	13,000,000	2/13/23	10,941,537
Total			$204,422,633

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$8,725,000	$1,390,416	$365,462	9/1/32	3 month USD-LIBOR-ICE — Quarterly	1.512% — Semiannually	$(1,041,520)
26,548,000	967,940	1,283	12/23/23	0.695% — Annually	US SOFR — Annually	1,075,972
17,960,000	1,590,178	1,544	12/23/26	1.085% — Annually	US SOFR — Annually	1,656,157
8,583,000	1,258,783	1,037	12/23/31	1.285% — Annually	US SOFR — Annually	1,288,705
4,489,000	1,309,666	(7,993)	12/23/51	US SOFR — Annually	1.437% — Annually	(1,332,008)
39,725,000	1,447,579	(4,042)	12/24/23	0.697% — Annually	US SOFR — Annually	1,583,204
6,991,000	616,466	(936)	12/24/26	1.096% — Annually	US SOFR — Annually	637,398
9,943,000	1,458,539	(4,439)	12/24/31	1.285% — Annually	US SOFR — Annually	1,483,374
17,998,000	5,257,756	(9,727)	12/24/51	1.435% — Annually	US SOFR — Annually	5,298,394
8,125,000	2,234,375	(1,324)	12/31/51	1.525% — Annually	US SOFR — Annually	2,253,816
3,304,000	287,580	(438)	12/31/26	US SOFR — Annually	1.135% — Annually	(297,644)
867,000	122,733	15,612	12/31/31	US SOFR — Annually	1.355% — Annually	(109,471)
2,215,200	137,077 E	(49)	1/15/47	1.724% — Annually	US SOFR — Annually	137,027
5,869,000	1,442,835	(200)	1/21/52	1.679% — Annually	US SOFR — Annually	1,446,488
3,669,000	938,970	(125)	1/19/52	US SOFR — Annually	1.626% — Annually	(942,648)
2,384,000	597,287	(81)	2/1/52	1.6545% — Annually	US SOFR — Annually	600,124
8,865,400	1,874,589	(302)	2/24/52	US SOFR — Annually	1.86% — Annually	(1,877,671)

Premier Income Trust 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,600,000	$1,053,998	$(157)	2/29/52	1.7674% — Annually	US SOFR — Annually	$1,063,050
4,617,000	520,936	(61)	2/29/32	US SOFR — Annually	1.75% — Annually	(527,985)
30,452,000	2,101,493	(246)	2/28/27	1.675% — Annually	US SOFR — Annually	2,236,432
48,806,000	1,693,568	(185)	2/29/24	US SOFR — Annually	1.47709% — Annually	(1,999,935)
4,119,800	486,219	(55)	3/7/32	3 month USD-LIBOR-ICE — Quarterly	1.9575% — Semiannually	(484,286)
17,853,500	2,302,744	(237)	3/9/32	1.5475% — Annually	US SOFR — Annually	2,381,847
18,511,500	2,396,314	(245)	3/9/32	1.5415% — Annually	US SOFR — Annually	2,481,645
9,759,000	1,114,771	(129)	3/11/32	1.737% — Annually	US SOFR — Annually	1,140,270
3,014,000	79,750	(11)	4/7/24	US SOFR — Annually	2.4485% — Annually	(72,847)
605,000	23,946	(5)	4/7/27	2.469% — Annually	US SOFR — Annually	22,635
682,000	46,553	(9)	4/7/23	2.3305% — Annually	US SOFR — Annually	45,907
272,000	45,030	(9)	4/7/52	US SOFR — Annually	2.1005% — Annually	(45,266)
12,716,000	701,923	(169)	4/14/32	2.4975% — Annually	US SOFR — Annually	654,539
11,082,000	1,327,513	(378)	4/14/52	US SOFR — Annually	2.3395% — Annually	(1,302,983)
3,170,000	123,915	(26)	4/14/27	2.483% — Annually	US SOFR — Annually	116,575
3,773,000	103,003	(14)	4/14/24	US SOFR — Annually	2.403% — Annually	(96,475)
32,580,000	1,021,383	(308)	5/2/27	US SOFR — Annually	2.685% — Annually	(999,818)
56,004,900	1,489,170	(211)	5/25/24	2.5945% — Annually	US SOFR — Annually	1,557,295
2,330,000	206,578	(79)	5/25/52	US SOFR — Annually	2.501% — Annually	(207,083)
1,622,500	89,221 E	(55)	5/28/57	2.40% — Annually	US SOFR — Annually	89,166
4,472,000	157,370	(59)	6/7/32	US SOFR — Annually	2.7565% — Annually	(151,175)
3,899,000	254,878	(133)	6/7/52	US SOFR — Annually	2.622% — Annually	(256,214)
71,172,900	2,115,259	(944)	6/8/32	US SOFR — Annually	2.825% — Annually	(2,100,330)
3,515,900	629,100	(441,293)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	197,933

54 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$63,314,000	$1,103,563	$(239)	6/15/24	US SOFR — Annually	3.3385% — Annually	$(945,510)
41,483,500	474,986	(336)	6/15/27	3.185% — Annually	US SOFR — Annually	411,797
5,242,900	53,478	(74)	9/8/32	US SOFR — Annually	3.07% — Annually	(63,216)
8,218,600	234,394	(116)	2/3/33	3.13% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	234,278
18,195,300	995,465	(258)	1/31/33	2.545% — Annually	US SOFR — Annually	993,921
18,195,300	987,641	(258)	1/31/33	2.55% — Annually	US SOFR — Annually	986,094
17,137,500	1,009,570	(243)	2/1/33	2.495% — Annually	US SOFR — Annually	1,009,327
17,649,000	1,099,180	(234)	8/2/32	US SOFR — Annually	2.4275% — Annually	(1,170,151)
16,756,600	1,111,465	(237)	2/1/33	2.4075% — Annually	US SOFR — Annually	1,111,228
1,683,100	53,624 E	(33)	4/1/42	US SOFR — Annually	2.63% — Annually	(53,656)
2,286,900	100,829 E	(34)	3/24/35	US SOFR — Annually	2.39% — Annually	(100,864)
4,997,900	373,643	(147)	8/10/42	2.645% — Annually	US SOFR — Annually	390,840
8,470,900	682,246	(18,886)	8/10/42	US SOFR — Annually	2.605% — Annually	(730,082)
3,473,200	286,539	(102)	8/10/42	2.5915% — Annually	US SOFR — Annually	298,695
14,087,000	348,090 E	(132)	2/6/29	2.40% — Annually	US SOFR — Annually	347,957
28,629,000	1,356,442	(378)	8/16/32	US SOFR — Annually	2.613% — Annually	(1,456,450)
3,284,000	63,447 E	(73)	1/15/47	2.49% — Annually	US SOFR — Annually	63,374
495,000	14,271	(7)	8/25/32	US SOFR — Annually	2.8415% — Annually	(15,534)
2,067,000	25,858 E	(31)	2/21/35	2.785% — Annually	US SOFR — Annually	25,827
33,327,700	554,573	(125)	9/6/24	US SOFR — Annually	3.413% — Annually	(568,736)
16,345,300	18,307 E	(91)	1/15/27	US SOFR — Annually	2.73% — Annually	(18,397)
15,813,300	196,243	(209)	9/13/32	3.043% — Annually	US SOFR — Annually	227,161
3,026,200	17,249 E	(59)	1/15/41	3.0500% — Annually	US SOFR — Annually	17,190
1,671,800	15,966 E	(33)	1/15/42	2.9825% — Annually	US SOFR — Annually	15,933

Premier Income Trust 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$5,676,000	$55,965	$(193)	9/26/52	2.905% — Annually	US SOFR — Annually	$70,845
29,514,000	42,795	(277)	9/26/27	US SOFR — Annually	3.465% — Annually	22,911
1,852,000	6,945	(24)	9/19/32	3.24% — Annually	US SOFR — Annually	(4,359)
10,427,000	218,550	(138)	9/26/32	US SOFR — Annually	3.449% — Annually	210,892
4,393,900	124,479 E	(62)	10/3/33	3.394% — Annually	US SOFR — Annually	(124,541)
12,162,000	166,863	(98)	10/4/27	3.75% — Annually	US SOFR — Annually	(169,222)
29,664,000	665,067	(392)	10/5/32	US SOFR — Annually	3.466% — Annually	639,253
3,631,000	28,612 E	(54)	10/21/36	US SOFR — Annually	3.116% — Annually	28,558
1,447,000	18,232	(20)	1/11/33	US SOFR — Annually	3.34% — Annually	17,739
5,078,000	63,323	(72)	1/31/33	US SOFR — Annually	3.337% — Annually	63,722
5,078,000	61,596	(72)	1/31/33	US SOFR — Annually	3.333% — Annually	61,572
11,079,000	148,348 E	(156)	8/23/33	US SOFR — Annually	3.237% — Annually	148,192
4,739,000	54,641	(67)	2/1/33	US SOFR — Annually	3.3255% — Annually	54,574
10,652,000	136,346 E	(150)	9/1/33	US SOFR — Annually	3.225% — Annually	136,195
392,000	5,033	(6)	11/14/32	3.347% — Annually	US SOFR — Annually	(4,527)
1,504,000	5,760	(51)	2/3/53	2.9275% — Annually	US SOFR — Annually	5,709
3,978,000	39,979	(56)	2/1/33	US SOFR — Annually	3.308% — Annually	39,923
85,713,000	356,566	(321)	10/7/24	US SOFR — Annually	4.1845% — Annually	(246,723)
17,625,000	445,560	(233)	10/7/32	3.5005% — Annually	US SOFR — Annually	(438,307)
171,426,000	697,704	39,251	10/7/24	4.19% — Annually	US SOFR — Annually	513,513
79,885,000	1,032,913	(18,886)	10/7/27	US SOFR — Annually	3.73% — Annually	998,723
142,776,000	3,603,666	(56,132)	10/7/32	3.50% — Annually	US SOFR — Annually	(3,525,721)
35,250,000	918,615	(33,755)	10/7/32	US SOFR — Annually	3.51% — Annually	852,903
41,362,000	757,752	27,701	10/7/52	US SOFR — Annually	3.05% — Annually	686,118

56 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$17,014,000	$96,129 E	$(117)	4/8/28	3.44% — Annually	US SOFR — Annually	$(96,247)
45,937,000	194,314 E	(172)	1/31/25	US SOFR — Annually	4.035% — Annually	194,141
5,017,900	198,107	(71)	1/17/33	3.6575% — Annually	US SOFR — Annually	(197,342)
1,529,000	55,763 E	(52)	1/16/55	2.97% — Annually	US SOFR — Annually	(55,815)
34,655,000	243,625 E	(192)	1/16/26	US SOFR — Annually	3.605% — Annually	243,432
5,908,000	346,327	(201)	10/20/52	US SOFR — Annually	3.2571% — Annually	338,057
14,354,600	888,263 E	(488)	10/9/54	3.115% — Annually	US SOFR — Annually	(888,751)
58,375,300	2,642,066 E	(823)	10/10/33	US SOFR — Annually	3.594% — Annually	2,641,243
440,000	32,648	(15)	10/20/52	US SOFR — Annually	3.3375% — Annually	32,134
1,730,900	115,936 E	(59)	1/24/55	3.135% — Annually	US SOFR — Annually	(115,995)
6,648,400	198,122 E	(62)	4/13/28	3.965% — Annually	US SOFR — Annually	(198,185)
2,198,600	107,160 E	(33)	4/4/35	3.5575% — Annually	US SOFR — Annually	(107,193)
4,397,400	131,526 E	(49)	5/8/30	US SOFR — Annually	3.52% — Annually	131,477
6,020,200	47,198 E	(52)	4/4/32	3.515% — Annually	US SOFR — Annually	(47,251)
29,278,300	1,655,102 E	(413)	11/24/33	US SOFR — Annually	3.708% — Annually	1,654,689
11,005,200	620,583 E	(155)	6/6/34	US SOFR — Annually	3.645% — Annually	620,428
839,900	41,256 E	(13)	2/19/36	US SOFR — Annually	3.6145% — Annually	41,243
622,500	30,446 E	(9)	3/3/36	US SOFR — Annually	3.614% — Annually	30,437
7,089,000	695,289	(241)	10/24/52	US SOFR — Annually	3.4605% — Annually	688,013
21,728,800	195,342 E	(81)	6/26/25	US SOFR — Annually	4.31% — Annually	195,260
4,279,000	467,352	(145)	10/27/32	3.5176% — Annually	US SOFR — Annually	(464,489)
9,838,700	610,393 E	(139)	12/4/33	US SOFR — Annually	3.77% — Annually	610,254
3,219,500	95,201 E	(36)	3/24/32	US SOFR — Annually	3.64% — Annually	95,165
7,996,800	390,644 E	(120)	6/28/37	US SOFR — Annually	3.70% — Annually	390,524

Premier Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,817,500	$76,535 E	$(35)	6/20/40	US SOFR — Annually	3.75% — Annually	$76,499
21,332,000	463,331	(172)	11/1/27	3.9195% — Annually	US SOFR — Annually	(465,450)
37,990,000	252,254	(142)	11/9/24	US SOFR — Annually	4.7655% — Annually	337,900
27,451,300	1,570,489	(362)	11/14/32	3.88% — Annually	US SOFR — Annually	(1,567,145)
13,300,000	287,280	(176)	11/21/32	3.4515% — Annually	US SOFR — Annually	(269,878)
2,039,600	48,441	(27)	11/25/32	3.477% — Annually	US SOFR — Annually	(47,042)
52,684,000	21,074	(198)	12/5/24	4.3515% — Annually	US SOFR — Annually	(52,676)
4,100,000	17,835	(54)	12/9/32	3.14% — Annually	US SOFR — Annually	22,157
3,043,800	121,265 E	(103)	12/10/57	2.47% — Annually	US SOFR — Annually	121,162
3,519,000	87,271 E	(120)	12/13/57	2.558% — Annually	US SOFR — Annually	87,152
11,581,000	49,914 E	(52,507)	3/15/33	US SOFR — Annually	3.22% — Annually	(2,593)
10,329,000	13,944 E	36,594	3/15/25	4.19% — Annually	US SOFR — Annually	22,650
161,720,000	2,820,397 E	(1,123,093)	3/15/30	US SOFR — Annually	3.50% — Annually	1,697,305
148,069,000	53,305 E	(480,126)	3/15/25	4.10% — Annually	US SOFR — Annually	(426,821)
166,624,000	2,725,969 E	1,116,387	3/15/28	3.70% — Annually	US SOFR — Annually	(1,609,582)
87,743,000	971,315 E	(1,228,234)	3/15/33	3.30% — Annually	US SOFR — Annually	(2,199,544)
9,247,000	63,065 E	451,996	3/15/53	US SOFR — Annually	2.90% — Annually	388,932
4,171,000	97,143	(55)	12/29/32	3.468% — Annually	US SOFR — Annually	(93,873)
3,560,000	167,925	(121)	12/29/52	US SOFR — Annually	3.1925% — Annually	164,040
3,330,000	135,698	(113)	12/30/52	3.1595% — Annually	US SOFR — Annually	(132,293)
25,757,000	773,483	(340)	1/3/33	US SOFR — Annually	3.5475% — Annually	757,292
40,235,000	594,271	(324)	1/3/28	3.7245% — Annually	US SOFR — Annually	(575,572)
3,452,000	97,277	(46)	1/3/33	US SOFR — Annually	3.5255% — Annually	95,046
3,017,000	22,688	(24)	1/6/28	3.5615% — Annually	US SOFR — Annually	(21,079)

58 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$14,186,000	$31,067	$(53)	1/6/25	4.3875% — Annually	US SOFR — Annually	$(31,883)
7,517,000	124,857	(99)	1/6/33	3.388% — Annually	US SOFR — Annually	(119,930)
17,859,000	222,523	(144)	1/9/28	3.6695% — Annually	US SOFR — Annually	(215,377)
269,000	1,114	(1)	1/9/25	4.487% — Annually	US SOFR — Annually	(1,145)
5,966,000	98,499	(79)	1/9/33	3.3865% — Annually	US SOFR — Annually	(95,063)
2,733,000	2,569	(93)	1/10/53	US SOFR — Annually	2.9445% — Annually	(4,940)
2,733,000	3,389	(93)	1/10/53	US SOFR — Annually	2.943% — Annually	(5,762)
2,579,000	12,482	(88)	1/11/53	US SOFR — Annually	2.974% — Annually	10,383
4,073,000	2,159	(54)	1/11/33	US SOFR — Annually	3.197% — Annually	(542)
5,742,000	39,448	(76)	1/12/33	3.272% — Annually	US SOFR — Annually	(36,207)
8,222,000	1,891	(66)	1/13/28	US SOFR — Annually	3.3965% — Annually	(2,140)
20,372,000	34,632	(76)	1/17/25	US SOFR — Annually	4.1565% — Annually	(36,007)
6,307,000	30,400	(83)	1/17/33	US SOFR — Annually	3.1335% — Annually	(33,573)
2,230,000	27,541	(76)	1/17/53	US SOFR — Annually	2.8855% — Annually	(28,939)
2,230,000	28,187	(76)	1/17/53	US SOFR — Annually	2.884% — Annually	(29,587)
15,031,000	10,371	(511)	1/18/53	US SOFR — Annually	2.9451% — Annually	(18,850)
43,846,100	54,369	(412)	1/24/28	US SOFR — Annually	3.36% — Annually	(48,245)
4,667,000	4,900	(62)	1/19/33	3.178% — Annually	US SOFR — Annually	6,737
9,315,000	8,942	(35)	1/19/25	US SOFR — Annually	4.19% — Annually	(9,362)
1,551,000	217	(20)	1/19/33	US SOFR — Annually	3.192% — Annually	(426)
5,199,000	4,003	(69)	1/19/33	3.1995% — Annually	US SOFR — Annually	(1,998)
7,383,000	37,210	(59)	1/20/28	3.2775% — Annually	US SOFR — Annually	39,688
4,882,000	38,275	(39)	1/20/28	US SOFR — Annually	3.2155% — Annually	(40,093)
19,814,000	57,857	(74)	1/23/25	4.082% — Annually	US SOFR — Annually	58,894

Premier Income Trust 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$12,293,000	$93,304	$(99)	1/23/28	US SOFR — Annually	3.22% — Annually	$(96,741)
	8,238,000	16,229	(109)	1/24/33	3.167% — Annually	US SOFR — Annually	18,206
	2,390,000	26,433	(81)	1/25/53	3.005% — Annually	US SOFR — Annually	(25,912)
	9,571,000	5,360	(36)	1/26/25	4.2005% — Annually	US SOFR — Annually	5,487
	3,164,000	7,404	(42)	1/26/33	3.1625% — Annually	US SOFR — Annually	7,963
	11,030,000	9,596	(41)	1/30/25	US SOFR — Annually	4.179% — Annually	(9,712)
	16,814,000	7,566	(222)	1/30/33	3.19529% — Annually	US SOFR — Annually	(6,756)
	7,076,000	15,001	(57)	1/31/28	3.4315% — Annually	US SOFR — Annually	(14,887)
	9,361,000	562	(35)	1/31/25	US SOFR — Annually	4.226% — Annually	507
AUD	177,000	24,887 E	(2)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	24,885
AUD	596,700	91,127 E	(6)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	91,121
AUD	221,500	34,654 E	(2)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	34,652
AUD	345,400	46,590 E	(4)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	46,586
AUD	1,289,300	189,619 E	(15)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	189,603
AUD	82,700	20,152 E	(2)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	20,151
AUD	4,100,000	438,989	(45)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(452,495)
AUD	3,287,400	539,449	571,992	11/24/42	6 month AUD-BBR-BBSW — Semiannually	2.50% — Semiannually	27,739
AUD	5,575,000	24,240 E	12,129	3/15/33	6 month AUD-BBR-BBSW — Semiannually	4.05% — Semiannually	(12,111)
AUD	8,908,000	4,213 E	(5,786)	3/15/25	3.72% — Quarterly	3 month AUD-BBR-BBSW — Quarterly	(9,999)

60 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
CAD	9,810,000	$5,972 E	$40,516	3/15/25	4.15% — Semiannually	3 month CAD-BA-CDOR — Semiannually	$34,544
CAD	4,756,000	25,450 E	(57,896)	3/15/33	3.24% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(32,446)
CHF	1,466,000	25,397 E	2,428	3/15/33	Swiss Average Rate Overnight — Annually	1.55% — Annually	(22,969)
EUR	1,144,400	116,339 E	(44)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR — Semiannually	116,295
EUR	1,556,300	352,802	(60)	2/19/50	6 month EUR-EURIBOR — Semiannually	1.354% — Annually	(338,100)
EUR	1,719,000	420,688	(66)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR — Semiannually	410,317
EUR	1,739,200	445,957	(66)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR — Semiannually	436,519
EUR	2,008,000	556,664	(77)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR — Semiannually	550,389
EUR	1,798,800	233,827 E	(68)	11/29/58	6 month EUR-EURIBOR — Semiannually	1.343% — Annually	(233,895)
EUR	2,077,000	603,295	(79)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR — Semiannually	589,577
EUR	1,655,300	432,452 E	(63)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR — Semiannually	432,389
EUR	1,510,500	485,630	(58)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR — Semiannually	477,799
EUR	904,900	310,643	(35)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR — Semiannually	307,104
EUR	3,288,600	1,254,753 E	(125)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR — Semiannually	1,254,628
EUR	2,023,200	906,863 E	(76)	6/6/54	6 month EUR-EURIBOR — Semiannually	0.207% — Annually	(906,939)
EUR	2,735,100	1,265,298	(102)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR — Semiannually	1,268,786

Premier Income Trust 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	11,076,900	$4,280,418	$(418)	2/19/50	6 month EUR-EURIBOR — Semiannually	0.595% — Annually	$(4,256,749)
EUR	1,285,600	606,324 E	(48)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR — Semiannually	606,276
EUR	585,600	322,698 E	(23)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR — Semiannually	322,675
EUR	3,783,300	720,353 E	(80)	5/13/40	6 month EUR-EURIBOR — Semiannually	0.276% — Annually	(720,434)
EUR	1,853,200	345,079 E	(40)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	345,038
EUR	2,522,800	480,240 E	(58)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	480,182
EUR	863,600	162,667 E	(20)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR — Semiannually	162,647
EUR	2,373,100	967,391	(97)	5/21/51	6 month EUR-EURIBOR — Semiannually	0.516% — Annually	(970,449)
EUR	2,436,000	524,866	(42)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR — Semiannually	531,123
EUR	2,079,900	470,571	(36)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR — Semiannually	472,621
EUR	694,000	309,081	(28)	9/14/52	6 month EUR-EURIBOR — Semiannually	0.374% — Annually	(312,242)
EUR	6,666,000	1,301,551	(107)	3/7/32	6 month EUR-EURIBOR — Semiannually	0.60% — Annually	(1,301,250)
EUR	4,368,900	32,678 E	(69)	2/2/36	2.875% — Annually	6 month EUR-EURIBOR — Semiannually	(32,747)
EUR	7,340,100	161,591	(109)	9/8/32	2.615% — Annually	6 month EUR-EURIBOR — Semiannually	124,052
EUR	27,208,300	868,158 E	(103)	6/28/25	1.718% — Annually	6 month EUR-EURIBOR — Semiannually	868,056
EUR	2,398,000	386,251	(83)	8/29/52	6 month EUR-EURIBOR — Semiannually	1.636% — Annually	(379,835)

62 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	8,996,400	$433,860 E	$(102)	9/12/29	1.71% — Annually	6 month EUR-EURIBOR — Semiannually	$433,758
EUR	29,124,000	2,104,267	(279)	9/2/27	6 month EUR-EURIBOR — Semiannually	1.372% — Annually	(2,086,705)
EUR	1,052,700	54,166 E	(36)	6/6/54	2.005% — Annually	6 month EUR-EURIBOR — Semiannually	54,130
EUR	1,555,000	59,371 E	(53)	6/7/54	2.065% — Annually	6 month EUR-EURIBOR — Semiannually	59,318
EUR	4,115,000	177,603 E	(61)	2/18/36	6 month EUR-EURIBOR — Semiannually	3.285% — Annually	177,542
EUR	1,052,700	32,205 E	(20)	8/22/39	6 month EUR-EURIBOR — Semiannually	3.14% — Annually	32,184
EUR	24,170,900	276,175 E	(164)	6/26/28	6 month EUR-EURIBOR — Semiannually	3.26% — Annually	276,011
EUR	1,925,300	55,069 E	(37)	3/28/40	6 month EUR-EURIBOR — Semiannually	3.09% — Annually	55,032
EUR	3,987,000	94,795 E	(35,938)	3/15/33	2.625% — Annually	6 month EUR-EURIBOR — Semiannually	58,857
EUR	11,710,000	102,226 E	108	3/15/25	2.90% — Annually	6 month EUR-EURIBOR — Semiannually	102,334
GBP	1,571,100	363,697	(31)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(381,146)
GBP	92,703,900	2,366,946	76,790	9/15/23	Sterling Overnight Index Average — Annually	0.84% — Annually	(3,050,611)
GBP	92,703,900	2,476,664	115,314	9/15/23	Sterling Overnight Index Average — Annually	0.68% — Annually	(3,188,413)
GBP	92,703,900	2,585,240	(180,036)	9/15/23	0.52% — Annually	Sterling Overnight Index Average — Annually	3,298,874
GBP	37,081,600	885,520	(191)	9/15/23	1.065% — Annually	Sterling Overnight Index Average — Annually	1,142,559

Premier Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
GBP	16,305,000	$221,319	$(246)	9/21/32	3.522% — Annually	Sterling Overnight Index Average — Annually	$(271,199)
GBP	1,676,000	12,315 E	(36)	1/14/40	3.306% — Annually	Sterling Overnight Index Average — Annually	(12,351)
GBP	863,000	6,405 E	(18)	8/20/39	3.299% — Annually	Sterling Overnight Index Average — Annually	(6,423)
GBP	54,289,000	1,546,087	(228)	11/7/24	5.495% — Annually	Sterling Overnight Index Average — Annually	(1,921,597)
GBP	21,663,000	2,104,797	(343)	11/9/32	Sterling Overnight Index Average — Annually	4.35% — Annually	2,178,496
GBP	1,234,500	60,239 E	(28)	2/26/39	Sterling Overnight Index Average — Annually	3.778% — Annually	60,211
GBP	2,293,000	14,728 E	248	3/15/25	4.29% — Annually	Sterling Overnight Index Average — Annually	(14,480)
GBP	116,000	927 E	2,057	3/15/33	3.45% — Annually	Sterling Overnight Index Average — Annually	1,130
NOK	19,535,000	12,545 E	(4,565)	3/15/33	6 month NOK-NIBOR-NIBR — Semiannually	2.965% — Annually	(17,110)
NZD	1,990,000	6,998 E	(2,089)	3/15/33	3 month NZD-BBR-FRA — Quarterly	4.36% — Semiannually	4,908
SEK	70,180,000	106,301 E	(24,077)	3/15/33	2.52% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	82,225
Total			$(937,661)	$15,237,794
E Extended effective date.

64 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
Morgan Stanley & Co. International PLC
$2,391,316	$2,137,540	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 — Annually	$(221,541)
2,285,366	2,188,395	—	7/17/24	3.825% (3 month USD-LIBOR-ICE minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 7/10/24 — Quarterly	(90,929)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(312,470)
Total		$—		Total	$(312,470)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/23 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	BB/P	$1,539	$16,701	$4,083	5/11/63	300 bp — Monthly	$(2,535)
CMBX NA BBB−.6 Index	BB/P	9,980	90,307	22,080	5/11/63	300 bp — Monthly	(12,048)
CMBX NA BBB−.6 Index	BB/P	16,545	165,769	40,531	5/11/63	300 bp — Monthly	(23,889)
CMBX NA BBB−.6 Index	BB/P	19,586	201,026	49,151	5/11/63	300 bp — Monthly	(29,448)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A/P	14,591	51,121	7,459	5/11/63	200 bp — Monthly	7,152
CMBX NA A.6 Index	A/P	17,760	56,900	8,302	5/11/63	200 bp — Monthly	9,480
CMBX NA A.6 Index	A/P	27,135	72,014	10,507	5/11/63	200 bp — Monthly	16,656
CMBX NA A.6 Index	A/P	28,714	82,683	12,063	5/11/63	200 bp — Monthly	16,682
CMBX NA A.6 Index	A/P	34,485	101,353	14,787	5/11/63	200 bp — Monthly	19,737
CMBX NA A.6 Index	A/P	63,321	159,142	23,219	5/11/63	200 bp — Monthly	40,164
CMBX NA A.6 Index	A/P	46,648	176,479	25,748	5/11/63	200 bp — Monthly	20,968
CMBX NA A.6 Index	A/P	71,820	192,038	28,018	5/11/63	200 bp — Monthly	43,876
CMBX NA BB.11 Index	BB−/P	167,805	297,000	62,192	11/18/54	500 bp — Monthly	105,902
CMBX NA BB.12 Index	BB−/P	11,025	21,000	5,004	8/17/61	500 bp — Monthly	6,041

Premier Income Trust 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/23 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.13 Index	BB−/P	$11,397	$114,000	$29,344	12/16/72	500 bp — Monthly	$(17,836)
CMBX NA BB.13 Index	BB−/P	35,081	385,000	99,099	12/16/72	500 bp — Monthly	(63,644)
CMBX NA BB.13 Index	BB−/P	119,284	461,000	118,661	12/16/27	500 bp — Monthly	1,071
CMBX NA BB.13 Index	BB−/P	54,265	575,000	148,005	12/16/72	500 bp — Monthly	(93,181)
CMBX NA BB.13 Index	BB−/P	102,570	1,125,000	289,575	12/16/72	500 bp — Monthly	(185,911)
CMBX NA BB.14 Index	BB/P	28,945	264,000	60,799	12/16/72	500 bp — Monthly	(31,598)
CMBX NA BB.6 Index	B/P	244,400	416,958	154,024	5/11/63	500 bp — Monthly	90,781
CMBX NA BB.6 Index	B/P	385,736	1,838,033	678,970	5/11/63	500 bp — Monthly	(291,442)
CMBX NA BB.7 Index	B-/P	136,056	2,666,000	870,716	1/17/47	500 bp — Monthly	(732,068)
CMBX NA BB.9 Index	B/P	8,348	41,000	12,509	9/17/58	500 bp — Monthly	(4,122)
CMBX NA BB.9 Index	B/P	65,555	321,000	97,937	9/17/58	500 bp — Monthly	(32,070)
CMBX NA BBB−.10 Index	BB+/P	26,678	215,000	38,743	11/17/59	300 bp — Monthly	(11,940)
CMBX NA BBB−.10 Index	BB+/P	42,328	388,000	69,918	11/17/59	300 bp — Monthly	(27,363)
CMBX NA BBB−.11 Index	BBB−/P	7,704	123,000	18,007	11/18/54	300 bp — Monthly	(10,231)
CMBX NA BBB−.14 Index	BBB−/P	2,029	41,000	7,142	12/16/72	300 bp — Monthly	(5,090)
CMBX NA BBB−.14 Index	BBB−/P	1,683	54,000	9,407	12/16/72	300 bp — Monthly	(7,693)
CMBX NA BBB−.14 Index	BBB−/P	3,419	75,000	13,065	12/16/72	300 bp — Monthly	(9,602)
CMBX NA BBB−.14 Index	BBB−/P	3,155	97,000	16,897	12/16/72	300 bp — Monthly	(13,686)
CMBX NA BBB−.14 Index	BBB−/P	9,801	196,000	34,143	12/16/72	300 bp — Monthly	(24,228)
CMBX NA BBB−.14 Index	BBB−/P	6,992	214,000	37,279	12/16/72	300 bp — Monthly	(30,162)
CMBX NA BBB−.15Index	BBB−/P	850	5,000	881	11/18/64	300 bp — Monthly	(28)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	63,938	478,000	156,115	1/17/47	500 bp — Monthly	(91,712)
CMBX NA BBB−.7 Index	BB−/P	27,745	351,000	66,234	1/17/47	300 bp — Monthly	(38,284)

66 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/23 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB−.7 Index	BB−/P	$138,664	$1,876,000	$354,001	1/17/47	300 bp — Monthly	$(214,243)
CMBX NA BBB−.7 Index	BB−/P	143,170	2,180,000	411,366	1/17/47	300 bp — Monthly	(266,924)
Goldman Sachs International
CMBX NA BB.6 Index	B/P	204,708	410,123	151,499	5/11/63	500 bp — Monthly	53,607
CMBX NA BB.6 Index	B/P	249,681	518,122	191,394	5/11/63	500 bp — Monthly	58,791
CMBX NA BB.9 Index	B/P	10,109	25,000	7,628	9/17/58	500 bp — Monthly	2,506
CMBX NA BBB−.13 Index	BBB−/P	11,283	72,000	14,335	12/16/72	300 bp — Monthly	(3,010)
CMBX NA BBB−.13 Index	BBB−/P	4,765	80,000	15,928	12/16/72	300 bp — Monthly	(11,116)
CMBX NA BBB−.13 Index	BBB−/P	7,542	120,000	23,892	12/16/72	300 bp — Monthly	(16,280)
CMBX NA BBB−.13 Index	BBB−/P	7,097	120,000	23,892	12/16/72	300 bp — Monthly	(16,725)
CMBX NA BBB−.13 Index	BBB−/P	14,269	222,000	44,200	12/16/72	300 bp — Monthly	(29,801)
CMBX NA BBB−.13 Index	BBB−/P	14,538	316,000	62,916	12/16/72	300 bp — Monthly	(48,193)
CMBX NA BBB−.14 Index	BBB−/P	51,702	302,000	52,608	12/16/72	300 bp — Monthly	(730)
CMBX NA BBB−.14 Index	BBB−/P	112,425	740,000	128,908	12/16/72	300 bp — Monthly	(16,051)
CMBX NA BBB−.15 Index	BBB−/P	1,305	21,000	3,700	11/18/64	300 bp — Monthly	(2,383)
CMBX NA BBB−.15 Index	BBB−/P	17,096	192,000	33,830	11/18/64	300 bp — Monthly	(16,623)
CMBX NA BBB−.15 Index	BBB−/P	17,747	192,000	33,830	11/18/64	300 bp — Monthly	(15,971)
CMBX NA BBB−.7 Index	BB−/P	54,254	734,000	138,506	1/17/47	300 bp — Monthly	(83,824)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	17,251	215,000	67,725	5/11/63	500 bp — Monthly	(50,265)
CMBX NA BB.6 Index	B/P	10,811	14,354	5,302	5/11/63	500 bp — Monthly	5,522
CMBX NA BBB−.13 Index	BBB−/P	34,234	259,000	51,567	12/16/72	300 bp — Monthly	(17,181)
CMBX NA BBB−.8 Index	BB/P	37,581	241,000	38,632	10/17/57	300 bp — Monthly	(911)
Merrill Lynch International
CMBX NA BB.6 Index	B/P	28,625	174,986	64,640	5/11/63	500 bp — Monthly	(35,844)

Premier Income Trust 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/23 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	$4,192	$46,000	$11,840	12/16/72	500 bp — Monthly	$(7,604)
CMBX NA BB.13 Index	BB−/P	10,544	110,000	28,314	12/16/72	500 bp — Monthly	(17,663)
CMBX NA BB.13 Index	BB−/P	12,184	131,000	33,719	12/16/72	500 bp — Monthly	(21,408)
CMBX NA BB.13 Index	BB−/P	18,751	203,000	52,252	12/16/72	500 bp — Monthly	(33,304)
CMBX NA BB.13 Index	BB−/P	41,316	450,000	115,830	12/16/72	500 bp — Monthly	(74,076)
CMBX NA BB.6 Index	B/P	120,960	196,859	72,720	5/11/63	500 bp — Monthly	48,432
CMBX NA BB.6 Index	B/P	261,415	421,059	155,539	5/11/63	500 bp — Monthly	106,285
CMBX NA BB.6 Index	B/P	224,148	452,502	167,154	5/11/63	500 bp — Monthly	57,434
CMBX NA BBB−.13 Index	BBB−/P	118	2,000	398	12/16/72	300 bp — Monthly	(279)
CMBX NA BBB−.13 Index	BBB−/P	2,205	24,000	4,778	12/16/72	300 bp — Monthly	(2,560)
CMBX NA BBB−.13 Index	BBB−/P	3,083	33,000	6,570	12/16/72	300 bp — Monthly	(3,468)
CMBX NA BBB−.13 Index	BBB−/P	4,295	63,000	12,543	12/16/72	300 bp — Monthly	(8,211)
CMBX NA BBB−.14 Index	BBB−/P	7,733	47,000	8,187	12/16/72	300 bp — Monthly	(427)
CMBX NA BBB−.14 Index	BBB−/P	122,192	736,000	128,211	12/16/72	300 bp — Monthly	(5,590)
CMBX NA BBB−.15 Index	BBB−/P	63,363	373,000	65,723	11/18/64	300 bp — Monthly	(2,142)
CMBX NA BBB−.15 Index	BBB−/P	71,737	455,000	80,171	11/18/64	300 bp — Monthly	(8,169)
CMBX NA BBB−.9 Index	BB+/P	2,330	24,000	4,214	9/17/58	300 bp — Monthly	(1,870)
Upfront premium received		4,078,336		Unrealized appreciation		711,087
Upfront premium (paid)		—		Unrealized (depreciation)		(2,822,657)
Total		$4,078,336		Total		$(2,111,570)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

68 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/23 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(201,802)	$837,000	$263,655	11/17/59	(500 bp) — Monthly	$61,039
CMBX NA BB.10 Index	(136,680)	536,000	168,840	11/17/59	(500 bp) — Monthly	31,639
CMBX NA BB.10 Index	(30,474)	292,000	91,980	11/17/59	(500 bp) — Monthly	61,222
CMBX NA BB.10 Index	(26,425)	241,000	75,915	11/17/59	(500 bp) — Monthly	49,255
CMBX NA BB.11 Index	(25,912)	200,000	41,880	11/18/54	(500 bp) — Monthly	15,774
CMBX NA BB.11 Index	(3,683)	71,000	14,867	11/18/54	(500 bp) — Monthly	11,115
CMBX NA BB.11 Index	(2,451)	26,000	5,444	11/18/54	(500 bp) — Monthly	2,968
CMBX NA BB.8 Index	(84,415)	236,747	84,495	10/17/57	(500 bp) — Monthly	(150)
CMBX NA BB.8 Index	(17,507)	136,250	48,628	10/17/57	(500 bp) — Monthly	30,988
CMBX NA BBB−.10 Index	(117,433)	683,000	123,077	11/17/59	(300 bp) — Monthly	5,245
CMBX NA BBB−.10 Index	(112,583)	485,000	87,397	11/17/59	(300 bp) — Monthly	(25,469)
CMBX NA BBB−.10 Index	(44,315)	349,000	62,890	11/17/59	(300 bp) — Monthly	18,371
CMBX NA BBB−.10 Index	(53,699)	246,000	44,329	11/17/59	(300 bp) — Monthly	(9,514)
CMBX NA BBB−.10 Index	(46,791)	215,000	38,743	11/17/59	(300 bp) — Monthly	(8,174)
CMBX NA BBB−.10 Index	(33,162)	139,000	25,048	11/17/59	(300 bp) — Monthly	(8,195)
CMBX NA BBB−.10 Index	(12,748)	100,000	18,020	11/17/59	(300 bp) — Monthly	5,214
CMBX NA BBB−.10 Index	(9,561)	75,000	13,515	11/17/59	(300 bp) — Monthly	3,911
CMBX NA BBB−.10 Index	(8,564)	70,000	12,614	11/17/59	(300 bp) — Monthly	4,009
CMBX NA BBB−.12 Index	(32,563)	473,000	84,099	8/17/61	(300 bp) — Monthly	51,260
CMBX NA BBB−.12 Index	(139,005)	416,000	73,965	8/17/61	(300 bp) — Monthly	(65,283)
CMBX NA BBB−.12 Index	(143,904)	414,000	73,609	8/17/61	(300 bp) — Monthly	(70,536)
CMBX NA BBB−.12 Index	(49,915)	284,000	50,495	8/17/61	(300 bp) — Monthly	415
CMBX NA BBB−.12 Index	(97,719)	278,000	49,428	8/17/61	(300 bp) — Monthly	(48,453)

Premier Income Trust 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/23 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(35,165)	$207,000	$36,805	8/17/61	(300 bp) — Monthly	$1,519
CMBX NA BBB−.13 Index	(12,165)	208,000	41,413	12/16/72	(300 bp) — Monthly	29,127
CMBX NA BBB−.13 Index	(4,939)	97,000	19,313	12/16/72	(300 bp) — Monthly	14,317
CMBX NA BBB−.13 Index	(3,833)	70,000	13,937	12/16/72	(300 bp) — Monthly	10,063
CMBX NA BBB−.13 Index	(2,622)	52,000	10,353	12/16/72	(300 bp) — Monthly	7,701
CMBX NA BBB−.6 Index	(143,487)	473,802	115,845	5/11/63	(300 bp) — Monthly	(27,919)
CMBX NA BBB−.8 Index	(59,400)	396,000	63,479	10/17/57	(300 bp) — Monthly	3,848
CMBX NA BBB−.8 Index	(60,065)	380,000	60,914	10/17/57	(300 bp) — Monthly	627
CMBX NA BBB−.8 Index	(13,043)	94,000	15,068	10/17/57	(300 bp) — Monthly	1,971
CMBX NA BBB−.8 Index	(12,071)	87,000	13,946	10/17/57	(300 bp) — Monthly	1,824
CMBX NA BBB−.9 Index	(12,539)	53,000	9,307	9/17/58	(300 bp) — Monthly	(3,263)
Credit Suisse International
CMBX NA BB.10 Index	(80,855)	606,000	190,890	11/17/59	(500 bp) — Monthly	109,446
CMBX NA BB.10 Index	(71,945)	605,000	190,575	11/17/59	(500 bp) — Monthly	118,042
CMBX NA BB.10 Index	(39,651)	319,000	100,485	11/17/59	(500 bp) — Monthly	60,524
CMBX NA BB.7 Index	(54,048)	293,000	95,694	1/17/47	(500 bp) — Monthly	41,361
CMBX NA BB.7 Index	(4,130)	159,948	59,085	5/11/63	(500 bp) — Monthly	54,799
Goldman Sachs International
CMBX NA A.6 Index	(23,158)	104,909	15,306	5/11/63	(200 bp) — Monthly	(7,892)
CMBX NA A.6 Index	(23,473)	101,798	14,852	5/11/63	(200 bp) — Monthly	(8,660)
CMBX NA A.6 Index	(9,474)	63,568	9,275	5/11/63	(200 bp) — Monthly	(224)
CMBX NA A.6 Index	(13,845)	63,123	9,210	5/11/63	(200 bp) — Monthly	(4,660)
CMBX NA A.6 Index	(12,756)	57,789	8,431	5/11/63	(200 bp) — Monthly	(4,347)
CMBX NA A.6 Index	(11,781)	51,566	7,523	5/11/63	(200 bp) — Monthly	(4,278)

70 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/23 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	$(9,258)	$40,897	$5,967	5/11/63	(200 bp) — Monthly	$(3,307)
CMBX NA A.6 Index	(8,331)	38,230	5,578	5/11/63	(200 bp) — Monthly	(2,768)
CMBX NA A.6 Index	(7,459)	34,229	4,994	5/11/63	(200 bp) — Monthly	(2,479)
CMBX NA A.6 Index	(7,459)	34,229	4,994	5/11/63	(200 bp) — Monthly	(2,479)
CMBX NA A.6 Index	(7,308)	32,895	4,799	5/11/63	(200 bp) — Monthly	(2,521)
CMBX NA A.6 Index	(7,308)	32,895	4,799	5/11/63	(200 bp) — Monthly	(2,521)
CMBX NA A.6 Index	(3,913)	17,781	2,594	5/11/63	(200 bp) — Monthly	(1,325)
CMBX NA A.6 Index	(3,913)	17,781	2,594	5/11/63	(200 bp) — Monthly	(1,325)
CMBX NA A.6 Index	(2,484)	11,113	1,621	5/11/63	(200 bp) — Monthly	(867)
CMBX NA A.6 Index	(244)	1,334	195	5/11/63	(200 bp) — Monthly	(50)
CMBX NA A.6 Index	(174)	889	130	5/11/63	(200 bp) — Monthly	(45)
CMBX NA A.6 Index	(96)	445	65	5/11/63	(200 bp) — Monthly	(32)
CMBX NA A.6 Index	(86)	445	65	5/11/63	(200 bp) — Monthly	(21)
CMBX NA A.6 Index	(79)	445	65	5/11/63	(200 bp) — Monthly	(14)
CMBX NA BB.6 Index	(11,756)	64,936	23,987	5/11/63	(500 bp) — Monthly	12,168
CMBX NA BB.7 Index	(35,063)	214,000	69,892	1/17/47	(500 bp) — Monthly	34,622
CMBX NA BB.7 Index	(31,765)	174,000	56,828	1/17/47	(500 bp) — Monthly	24,894
CMBX NA BB.7 Index	(26,028)	172,000	56,175	1/17/47	(500 bp) — Monthly	29,980
CMBX NA BB.8 Index	(25,917)	69,575	24,831	10/17/57	(500 bp) — Monthly	(1,153)
CMBX NA BB.8 Index	(13,320)	36,720	13,105	10/17/57	(500 bp) — Monthly	(250)
CMBX NA BB.8 Index	(8,166)	23,192	8,277	10/17/57	(500 bp) — Monthly	88
CMBX NA BBB−.12 Index	(19,885)	102,000	18,136	8/17/61	(300 bp) — Monthly	(1,809)
CMBX NA BBB−.12 Index	(2,702)	8,000	1,422	8/17/61	(300 bp) — Monthly	(1,284)
CMBX NA BBB−.13 Index	(20,233)	267,000	53,160	12/16/72	(300 bp) — Monthly	32,771

Premier Income Trust 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/23 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC
CMBX NA A.6 Index	$(19,224)	$109,355	$15,955	5/11/63	(200 bp) — Monthly	$(3,312)
CMBX NA BB.7 Index	(1,004,768)	2,052,000	670,183	1/17/47	(500 bp) — Monthly	(336,583)
CMBX NA BBB−.11 Index	(18,504)	168,000	24,595	11/18/54	(300 bp) — Monthly	5,994
CMBX NA BBB−.7 Index	(577,517)	2,460,000	464,202	1/17/47	(300 bp) — Monthly	(114,750)
Merrill Lynch International
CMBX NA BB.10 Index	(33,229)	584,000	183,960	11/17/59	(500 bp) — Monthly	150,163
CMBX NA BB.9 Index	(78)	2,000	610	9/17/58	(500 bp) — Monthly	530
CMBX NA BBB−.7 Index	(75,310)	919,000	173,415	1/17/47	(300 bp) — Monthly	97,569
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(13,065)	59,567	8,691	5/11/63	(200 bp) — Monthly	(4,397)
CMBX NA A.6 Index	(1,944)	8,891	1,297	5/11/63	(200 bp) — Monthly	(650)
CMBX NA A.6 Index	(581)	2,667	389	5/11/63	(200 bp) — Monthly	(193)
CMBX NA A.6 Index	(293)	1,334	195	5/11/63	(200 bp) — Monthly	(98)
CMBX NA A.6 Index	(191)	889	130	5/11/63	(200 bp) — Monthly	(62)
CMBX NA A.6 Index	(171)	889	130	5/11/63	(200 bp) — Monthly	(42)
CMBX NA A.6 Index	(193)	889	130	5/11/63	(200 bp) — Monthly	(64)
CMBX NA A.6 Index	(91)	445	65	5/11/63	(200 bp) — Monthly	(26)
CMBX NA A.6 Index	(84)	445	65	5/11/63	(200 bp) — Monthly	(19)
CMBX NA BB.10 Index	(108,971)	464,000	146,160	11/17/59	(500 bp) — Monthly	36,738
CMBX NA BB.10 Index	(93,555)	308,000	97,020	11/17/59	(500 bp) — Monthly	3,166
CMBX NA BB.10 Index	(30,624)	292,000	91,980	11/17/59	(500 bp) — Monthly	61,072
CMBX NA BB.12 Index	(1,533)	21,000	5,004	8/17/61	(500 bp) — Monthly	3,451
CMBX NA BB.7 Index	(53,896)	268,000	87,529	1/17/47	(500 bp) — Monthly	33,372
CMBX NA BB.7 Index	(36,252)	188,000	61,401	1/17/47	(500 bp) — Monthly	24,966

72 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/23 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(10,105)	$54,000	$17,636	1/17/47	(500 bp) — Monthly	$7,479
CMBX NA BB.7 Index	(8,476)	42,000	13,717	1/17/47	(500 bp) — Monthly	5,200
CMBX NA BB.8 Index	(9,059)	24,158	8,622	10/17/57	(500 bp) — Monthly	(461)
CMBX NA BB.9 Index	(24,292)	161,000	49,121	9/17/58	(500 bp) — Monthly	24,672
CMBX NA BB.9 Index	(5,715)	94,000	28,679	9/17/58	(500 bp) — Monthly	22,873
CMBX NA BB.9 Index	(11,806)	78,000	23,798	9/17/58	(500 bp) — Monthly	11,916
CMBX NA BB.9 Index	(5,724)	43,000	13,119	9/17/58	(500 bp) — Monthly	7,354
CMBX NA BB.9 Index	(1,231)	9,000	2,746	9/17/58	(500 bp) — Monthly	1,507
CMBX NA BBB−.10 Index	(39,854)	323,000	58,205	11/17/59	(300 bp) — Monthly	18,163
CMBX NA BBB−.10 Index	(19,485)	225,000	40,545	11/17/59	(300 bp) — Monthly	20,928
CMBX NA BBB−.10 Index	(27,596)	215,000	38,743	11/17/59	(300 bp) — Monthly	11,022
CMBX NA BBB−.10 Index	(19,291)	161,000	29,012	11/17/59	(300 bp) — Monthly	9,628
CMBX NA BBB−.10 Index	(17,629)	139,000	25,048	11/17/59	(300 bp) — Monthly	7,338
CMBX NA BBB−.10 Index	(11,275)	52,000	9,370	11/17/59	(300 bp) — Monthly	(1,935)
CMBX NA BBB−.10 Index	(6,985)	32,000	5,766	11/17/59	(300 bp) — Monthly	(1,238)
CMBX NA BBB−.12 Index	(1,052)	19,000	3,378	8/17/61	(300 bp) — Monthly	2,315
CMBX NA BBB−.13 Index	(35,253)	572,000	113,885	12/16/72	(300 bp) — Monthly	78,299
CMBX NA BBB−.7 Index	(30,222)	476,000	89,821	1/17/47	(300 bp) — Monthly	59,322
CMBX NA BBB−.7 Index	(34,235)	336,000	63,403	1/17/47	(300 bp) — Monthly	28,972
Upfront premium received	—		Unrealized appreciation		1,676,126
Upfront premium (paid)	(4,778,062)		Unrealized (depreciation)		(785,097)
Total	$(4,778,062)		Total		$891,029
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Premier Income Trust 73

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/23 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation
CDX NA HY Series 38 Index	B+/P	$52,868	$12,838,320	$507,088	6/20/27	500 bp — Quarterly	$633,639
Total	$52,868		$633,639
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

74 Premier Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*
Utilities and power	$—	$24,234	$—
Total common stocks	—	24,234	—
Asset-backed securities	—	3,038,225	—
Convertible bonds and notes	—	14,449,789	—
Corporate bonds and notes	—	78,530,475	—
Foreign government and agency bonds and notes	—	28,700,166	—
Mortgage-backed securities	—	153,469,758	—
Senior loans	—	8,876,855	—
U.S. government and agency mortgage obligations	—	488,597,148	—
U.S. treasury obligations	—	482,855	—
Short-term investments	7,795,000	93,418,184	—
Totals by level	$7,795,000	$869,587,689	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(324,474)	$—
Futures contracts	(713,657)	—	—
Forward premium swap option contracts	—	2,987,236	—
TBA sale commitments	—	(204,422,633)	—
Interest rate swap contracts	—	16,175,455	—
Total return swap contracts	—	(312,470)	—
Credit default contracts	—	59,956	—
Totals by level	$(713,657)	$(185,836,930)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 75

Statement of assets and liabilities 1/31/23 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $853,859,894)	$825,836,456
Affiliated issuers (identified cost $51,546,233) (Note 5)	51,546,233
Cash	1,129
Foreign currency (cost $7,250) (Note 1)	7,315
Interest and other receivables	3,883,868
Receivable for investments sold	6,915,860
Receivable for sales of TBA securities (Note 1)	150,909,855
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,688,015
Unrealized appreciation on forward premium swap option contracts (Note 1)	18,723,616
Unrealized appreciation on forward currency contracts (Note 1)	375,604
Unrealized appreciation on OTC swap contracts (Note 1)	2,387,213
Premium paid on OTC swap contracts (Note 1)	4,778,062
Total assets	1,068,053,226

LIABILITIES
Payable for investments purchased	5,069,628
Payable for purchases of TBA securities (Note 1)	429,730,710
Payable for compensation of Manager (Note 2)	726,844
Payable for custodian fees (Note 2)	31,907
Payable for investor servicing fees (Note 2)	32,737
Payable for Trustee compensation and expenses (Note 2)	174,144
Payable for administrative services (Note 2)	765
Payable for variation margin on futures contracts (Note 1)	159,824
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,812,405
Distributions payable to shareholders	2,536,464
Unrealized depreciation on OTC swap contracts (Note 1)	3,920,224
Premium received on OTC swap contracts (Note 1)	4,078,336
Unrealized depreciation on forward currency contracts (Note 1)	700,078
Unrealized depreciation on forward premium swap option contracts (Note 1)	15,736,380
TBA sale commitments, at value (proceeds receivable $203,327,598) (Note 1)	204,422,633
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	8,277,855
Other accrued expenses	126,511
Total liabilities	678,537,445

Net assets	$389,515,781

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$634,414,864
Total distributable earnings (Note 1)	(244,899,083)
Total — Representing net assets applicable to capital shares outstanding	$389,515,781

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($389,515,781 divided by 98,026,677 shares)	$3.97

The accompanying notes are an integral part of these financial statements.

76 Premier Income Trust

Statement of operations Six months ended 1/31/23 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $783,332 from investments in affiliated issuers) (Note 5)	$13,224,342
Dividends	1,068
Total investment income	13,225,410

EXPENSES
Compensation of Manager (Note 2)	1,502,128
Investor servicing fees (Note 2)	98,942
Custodian fees (Note 2)	49,296
Trustee compensation and expenses (Note 2)	8,999
Administrative services (Note 2)	8,790
Other	191,210
Total expenses	1,859,365
Expense reduction (Note 2)	(7,214)
Net expenses	1,852,151

Net investment income	11,373,259

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(3,659,984)
Foreign currency transactions (Note 1)	58,580
Forward currency contracts (Note 1)	756,913
Futures contracts (Note 1)	6,871,061
Swap contracts (Note 1)	(9,606,659)
Written options (Note 1)	(28,808,837)
Total net realized loss	(34,388,926)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	18,546,414
Assets and liabilities in foreign currencies	(17,776)
Forward currency contracts	(796,949)
Futures contracts	(1,484,673)
Swap contracts	16,200,902
Written options	(8,635,422)
Total change in net unrealized appreciation	23,812,496

Net loss on investments	(10,576,430)

Net increase in net assets resulting from operations	$796,829

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 77

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/23*	Year ended 7/31/22
Operations
Net investment income	$11,373,259	$21,514,009
Net realized loss on investments
and foreign currency transactions	(34,388,926)	(52,604,635)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	23,812,496	10,637,842
Net increase (decrease) in net assets resulting
from operations	796,829	(20,452,784)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(15,420,129)	(26,498,895)
From return of capital	—	(5,137,934)
Decrease from capital share transactions (Note 4)	(5,461,239)	(10,918,884)
Increase in capital share transactions from reinvestment
of distributions	—	483,269
Total decrease in net assets	(20,084,539)	(62,525,228)

NET ASSETS
Beginning of period	409,600,320	472,125,548
End of period	$389,515,781	$409,600,320

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	99,528,263	102,212,143
Shares repurchased (Note 4)	(1,501,586)	(2,790,914)
Shares issued in connection with reinvestment
of distributions	—	107,034
Shares outstanding at end of period	98,026,677	99,528,263

* Unaudited.

The accompanying notes are an integral part of these financial statements.

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Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months
	ended**			Year ended
	1/31/23	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$4.12	$4.62	$4.80	$5.44	$5.59	$5.56
Investment operations:
Net investment income[a]	.11	.21	.21	.24	.27	.31
Net realized and unrealized
gain (loss) on investments	(.11)	(.41)	(.04)	(.47)	(.05)	.03
Total from investment operations	—[e]	(.20)	.17	(.23)	.22	.34
Less distributions:
From net investment income	(.16)	(.26)	(.07)	(.34)	(.38)	(.31)
From return of capital	—	(.05)	(.28)	(.08)	—	—
Total distributions	(.16)	(.31)	(.35)	(.42)	(.38)	(.31)
Increase from shares repurchased	.01	.01	—[e]	.01	.01	—[e]
Net asset value, end of period	$3.97	$4.12	$4.62	$4.80	$5.44	$5.59
Market price, end of period	$3.82	$3.89	$4.65	$4.74	$5.32	$5.25
Total return at market price (%)[b]	2.36*	(9.87)	5.63	(3.19)	9.18	3.26

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$389,516	$409,600	$472,126	$492,108	$562,064	$596,142
Ratio of expenses to average
net assets (%)[c]	.47*	.96	.94	.94	.93	.92
Ratio of net investment income
to average net assets (%)	2.86*	4.88	4.21	4.67	4.94	5.53
Portfolio turnover (%)[d]	694*	1,665	1,023	943	854	785

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 79

Notes to financial statements 1/31/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2022 through January 31, 2023.

Putnam Premier Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected

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by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $16,634,110 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Premier Income Trust 81

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

82 Premier Income Trust

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that

Premier Income Trust 83

the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other

84 Premier Income Trust

liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,999,967 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $2,901,035 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Premier Income Trust 85

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$83,936,443	$62,488,479	$146,424,922

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $748,283,499, resulting in gross unrealized appreciation and depreciation of $60,526,499 and $117,977,896, respectively, or net unrealized depreciation of $57,451,397.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However,the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.378% of the fund’s average net assets.

86 Premier Income Trust

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,214 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $352, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,864,672,850	$3,860,639,386
U.S. government securities (Long-term)	—	—
Total	$3,864,672,850	$3,860,639,386

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2022, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2023 (based on shares outstanding as of September 30, 2022). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021). Repurchases are made

Premier Income Trust 87

when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,501,586 common shares for an aggregate purchase price of $5,461,239, which reflects a weighted-average discount from net asset value per share of 8.42%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 2,790,914 common shares for an aggregate purchase price of $10,918,884, which reflected a weighted-average discount from net asset value per share of 7.90%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 4,950 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $19,652 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/22	cost	proceeds	income	of 1/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$42,452,304	$75,963,629	$66,869,700	$783,332	$51,546,233
Total Short-term
investments	$42,452,304	$75,963,629	$66,869,700	$783,332	$51,546,233

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction

88 Premier Income Trust

in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$17,100,000
Purchased swap option contracts (contract amount)	$1,341,800,000
Written TBA commitment option contracts (contract amount)	$17,100,000
Written swap option contracts (contract amount)	$668,100,000
Futures contracts (number of contracts)	900
Forward currency contracts (contract amount)	$62,100,000
Centrally cleared interest rate swap contracts (notional)	$3,383,000,000
OTC total return swap contracts (notional)	$4,700,000
OTC credit default contracts (notional)	$58,900,000
Centrally cleared credit default contracts (notional)	$11,000,000

Premier Income Trust 89

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$6,249,862*	Payables	$6,502,376
Foreign exchange
contracts	Receivables	375,604	Payables	700,078
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	90,398,874*	Unrealized depreciation	71,949,840 *
Total		$97,024,340		$79,152,294

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(3,421,746)	$(3,421,746)
Foreign exchange contracts	—	—	756,913	—	$756,913
Interest rate contracts	(16,975,427)	6,871,061	—	(6,184,913)	$(16,289,279)
Total	$(16,975,427)	$6,871,061	$756,913	$(9,606,659)	$(18,954,112)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$5,115,324	$5,115,324
Foreign exchange contracts	—	—	(796,949)	—	$(796,949)
Interest rate contracts	251,641	(1,484,673)	—	11,085,578	$9,852,546
Total	$251,641	$(1,484,673)	$(796,949)	$16,200,902	$14,170,921

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Premier Income Trust 91

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	Royal Bank of Canada	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$2,621,699	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,621,699
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default contracts —
protection
purchased*#	—	—	—	—	—	1,947,106	634,801	427,646	—	—	1,171,362	356,879	1,131,297	—	—	—	—	—	—	5,669,091
Centrally cleared
credit default
contracts§	—	—	66,316	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	66,316
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	1,773	5,888	—	—	79	—	—	65,410	5,805	608	—	—	69,957	19,610	—	9,427	3,210	193,764	73	375,604
Forward premium
swap option
contracts#	6,355,263	—	—	—	7,612,390	—	—	630,503	—	2,471,032	—	—	19,329	—	—	—	327,998	1,307,101	—	18,723,616
Repurchase
agreements**	—	—	—	—	—	—	—	—	—	—	—	—	—	—	16,306,000	—	—	—	—	16,306,000
Total Assets	$6,357,036	$5,888	$2,688,015	$—	$7,612,469	$1,947,106	$634,801	$1,123,559	$5,805	$2,471,640	$1,171,362	$356,879	$1,220,583	$19,610	$16,306,000	$9,427	$331,208	$1,500,865	$73	$43,762,326
Liabilities:
Centrally cleared
interest rate
swap contracts§	—	—	2,812,405	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,812,405
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	312,470	—	—	—	—	—	—	312,470
OTC Credit
default contracts —
protection sold*#	115,570	—	—	—	—	2,992,965	984,680	924,324	—	—	162,712	64,469	945,186	—	—	—	—	—	—	6,189,906
OTC Credit
default contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared
credit default
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

92 Premier Income Trust	Premier Income Trust 93

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	Royal Bank of Canada	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$159,824	$—	$—	$—	$—	$—	$—	$—	$—	$159,824
Forward currency
contracts#	5,266	2,310	—	—	1,929	—	—	—	11,239	12,287	—	—	220,809	1,864	—	226,434	169,192	24,721	24,027	700,078
Forward premium
swap option
contracts#	6,131,501	114,494	—	—	4,845,664	—	—	683,968	—	2,287,775	—	—	491,585	—	—	—	174,734	1,006,659	—	15,736,380
Total Liabilities	$6,252,337	$116,804	$2,812,405	$—	$4,847,593	$2,992,965	$984,680	$1,608,292	$11,239	$2,300,062	$322,536	$64,469	$1,970,050	$1,864	$—	$226,434	$343,926	$1,031,380	$24,027	$25,911,063
Total Financial
and Derivative
Net Assets	$104,699	$(110,916)	$(124,390)	$—	$2,764,876	$(1,045,859)	$(349,879)	$(484,733)	$(5,434)	$171,578	$848,826	$292,410	$(749,467)	$17,746	$16,306,000	$(217,007)	$(12,718)	$469,485	$(23,954)	$17,851,263
Total collateral
received
(pledged)†##	$104,699	$(110,678)	$—	$—	$2,764,876	$(1,045,859)	$(349,879)	$(481,783)	$—	$171,578	$848,826	$292,410	$(593,739)	$—	$16,306,000	$(217,007)	$30,000	$430,000	$—
Net amount	$—	$(238)	$(124,390)	$—	$—	$—	$—	$(2,950)	$(5,434)	$—	$—	$—	$(155,728)	$17,746	$—	$—	$(42,718)	$39,485	$(23,954)
Controlled collateral
received (including
TBA commitments)**	$377,369	$—	$—	$1,477,000	$3,131,000	$—	$—	$—	$—	$180,000	$2,337,000	$315,486	$—	$—	$—	$—	$30,000	$430,000	$—	$8,277,855
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$16,634,110	$—	$—	$—	$—	$16,634,110
Collateral (pledged)
(including TBA
commitments)**	$—	$(110,678)	$—	$—	$—	$(1,222,904)	$(362,944)	$(481,783)	$—	$—	$—	$—	$(593,739)	$—	$—	$(267,223)	$—	$—	$—	$(3,039,271)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,195,523 and $4,817,694, respectively.

Note 10: Additional information

On February 23, 2023, the fund’s Trustees voted to exempt, including on a going forward basis, all prior and, until further notice, new purchases of shares of the fund that might otherwise be deemed “Control Share Acquisitions” under Article 15 of the fund’s Amended and Restated Bylaws from the provisions of Article 15 of the fund’s Amended and Restated Bylaws.

94 Premier Income Trust	Premier Income Trust 95

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Assistant Clerk,	Vice President,
	and Assistant Treasurer	Principal Financial Officer,
Principal Accounting Officer,
	Michael J. Higgins	and Assistant Treasurer
Vice President, Treasurer,
	and Clerk	Stephen J. Tate
Vice President and
	Jonathan S. Horwitz	Chief Legal Officer
Executive Vice President,
	Principal Executive Officer,	Mark C. Trenchard
	and Compliance Liaison	Vice President

96 Premier Income Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 - August 31, 2022	37,306	$3.81	37,306	7,396,514
September 1 - September 30, 2022	347,885	$3.65	347,885	7,048,629
October 1 - October 31, 2022	310,234	$3.56	310,234	9,606,964
November 1 - November 30, 2022	—	—	—	9,606,964
December 1 - December 31, 2022	806,161	$3.65	806,161	8,800,803
January 1 - January 31, 2023	—	—	—	8,800,803

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2021, which was in effect between October 1, 2021 and September 30, 2022, allowed the fund to repurchase up to 10,224,734 of its shares. The program renewed by the Board in September 2022, which is in effect between October 1, 2022 and September 30, 2023, allows the fund to repurchase up to 9,917,198 of its shares.

**	Information prior to October 1, 2022, is based on the total number of shares eligible for repurchase under the program, as amended through September 2021. Information from October 1, 2022 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2022.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 29, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 29, 2023